As filed with the U.S. Securities and Exchange Commission on July 19, 2021

Securities Act File No. 333-255702

Investment Company Act File No. 811-23660

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-effective Amendment No. 1

☐	Post-effective Amendment No.

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

AL Venture Fund LLC

(Exact name of Registrant as specified in Charter)

1140 3rd Street NE, 2nd Floor

Washington, DC 20002

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:

(833) 729-0934

Steven Greenberg

SAX Capital LLC

1140 3rd Street NE, 2nd Floor

Washington, DC 20002

(Name and Address of Agent for Service)

Copies to:

Daniel I. DeWolf, Esq.

Samuel Asher Effron, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

The Chrysler Center

666 Third Avenue

New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If appropriate, check the following box:

☐	The only securities being registered on the form are being offered pursuant to a dividend or interest reinvestment plan.

☒	Any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	This form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	This form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	This form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.

☐	This form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT*	AMOUNT OF REGISTRATION FEE
Units of Limited Liability Company Interests	25,000,000 Units	$20.00	$500,000,000.00	$54,550.00	**

*	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) under the Securities Act.

**	The Registrant previously paid $54,550.00 of the total registration fee in connection with the prior filing of this Registration Statement.

The Registrant hereby amends this Registration Statement under the Securities Act on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED JULY 19, 2021

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT CONTAINING THIS PROSPECTUS, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

AL Venture Fund LLC

25,000,000 Units of Limited Liability Company Interests

$2,500 minimum purchase

AL Venture Fund LLC (the “Fund”, “we”, “our” or “us”) is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company that is operated as an interval fund. The Units of limited liability company interests of the Fund (the “Units”) will be continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Fund intends to qualify and will elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is designed principally for long-term investors and not as a trading vehicle.

This Prospectus applies to the offering of Units of the Fund. The Fund has registered 25,000,000 Units for sale under the registration statement to which this Prospectus relates. The Units will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Unit next calculated after receipt of the purchase in good order. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct quarterly repurchase offers for 5% of the Fund’s outstanding Units at NAV. Even though the Fund will make quarterly repurchase offers, investors should consider the Fund’s Units to be illiquid.

The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund is a “fund of private funds” and it seeks to achieve its investment objective principally by investing in limited liability company and limited partnership interests of venture capital investment funds and syndicate investment vehicles (“Investment Vehicles”). Syndicate investment vehicles, sometimes referred to as special purpose vehicles or “SPVs”, are private investment companies typically formed to invest in a particular portfolio company. The Fund will principally target Investment Vehicles that are listed on the investment platform operated by AL Advisors Management Inc. and its affiliates (the “AL Platform”). The Investment Vehicles principally hold equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) in underlying private, operating, early-stage companies (“Portfolio Companies”, and together with Investment Vehicles, “Portfolio Investments”), although certain Investment Vehicles in which the Fund invests may also hold digital assets and/or cryptocurrencies. It is also anticipated that the Investment Adviser may cause the Fund to purchase equity securities in Portfolio Companies directly in limited circumstances. The primary strategy of SAX Capital LLC, the Fund’s investment adviser (the “Investment Adviser”), will be to invest in Portfolio Investments selected by the Investment Adviser for the Fund and to hold such securities until a liquidity event or dissolution event with respect to such Portfolio Investment occurs. It is part of the Fund’s investment strategy not to sell securities of Portfolio Investments prior to any such liquidity event. This investment strategy is referred to as “Buy and Hold”. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Investment, the Fund will sell securities of Portfolio Investments only if and to the extent (i) the Fund’s Board of Managers (the “Board of Managers”) determines it is necessary to fund quarterly repurchases of Units, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of members of the Fund (“Members”). For purposes of the 1940 Act, our Board of Managers is the limited liability company equivalent to a Board of Directors, and each Manager is the equivalent to a Director.

The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Investments. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”

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The Fund has a fundamental concentration policy to invest at least 25% of its total assets in companies in the information technology sector (as classified by the Global Industry Classification Standards). For a more detailed description of this policy, please refer to the section entitled “Investment Objective, Strategies, Methodology and Policies.”

The Fund is operated as an interval fund and, as such, has established a limited repurchase policy under Rule 23c-3 of the 1940 Act. Although the Fund will offer to repurchase Units on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarter the Fund will offer to repurchase 5% of its outstanding Units, the Fund will not otherwise be required to repurchase or redeem Units at the option of a Member of the Fund nor will Units be exchangeable for units or interests of any other fund. It is also possible that a repurchase offer may be oversubscribed, with the result that Members may be able to have only a portion of their Units repurchased.

In addition, the Board of Managers may, upon making a determination that doing so is in the best interests of the Fund and its Members, suspend quarterly repurchase offers, only if:

(i)	the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

(ii)	in the event that the Units at such time are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association, the repurchase would cause the Units to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

(iii)	for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

(iv)	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of our net assets; or

(v)	for such other periods as the Securities and Exchange Commission (the “SEC”) may by order permit for the protection of security holders of the Fund.

Any such suspension would further reduce the ability of Members to redeem their Units. The Fund does not currently intend to list its Units for trading on any national securities exchange, and there is not expected to be any secondary trading market in the Units. The Units are therefore not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Units to provide some liquidity to Members, you should consider the Units to be illiquid. This risk may be even greater for Members expecting to sell their Units in a relatively short period during the Fund’s continuous offering. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment, or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment. See “Risk Factors.”

The Fund’s Units have no history of public trading, and you should not expect to be able to sell your Units other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Fund does not intend to list its Units on any securities exchange during the continuous offering, and the Fund does not expect a secondary market in the Units to develop. As a result of the foregoing, an investment in the Fund’s Units is not suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. The Investment Adviser will publish the weekly calculated NAV of the Fund’s Units on its website at http://www.[___].com.

The amount of distributions that the Fund may pay, if any, is uncertain.

Investing in the Fund’s Units involves substantial risks. Prospective investors should refer to the risk factors discussed in the section entitled “Risk Factors” prior to making an investment in the Fund.

Certain conflicts of interest involving the Fund and its affiliates could impact the Fund’s investment returns and limit the flexibility of its investment policies. Prospective investors should review the conflicts of interest described in the section entitled “Conflicts of Interest” prior to making an investment in the Fund.

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Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the limited liability company agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the SEC.

The Fund intends to offer the Units in a continuous offering. The offering price for the Units will be equal to the NAV per Unit. The Fund’s Units will be offered through [_______] (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

	(Initial) Price to Public		Proceeds to Registrant
Per Unit	$20.00		$20.00
Total Minimum	$2,500.00	(2)	$2,500.00
Total Maximum(1)	$500,000,000.00

1)	Assumes sale of all Units currently registered at the initial NAV. The Units are offered (i) at an initial offering price of $20.00 per Unit, which will be (on a dollar-for-unit basis) the NAV per Unit as of the date that the Fund’s registration statement on Form N-2 is declared by the SEC to be effective, and (ii) thereafter, at the NAV per Unit next calculated after the request to purchase Units is received and accepted by or on behalf of the Fund. No arrangements have been made to place funds in the offering in an escrow, trust, or similar arrangement.

(2)	The total minimum initial investment per investor is $2,500. The Fund reserves the right to waive the investment minimum.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities, and retain such materials for future reference. This Prospectus is incorporated by reference to, and includes a table of contents of, a Statement of Additional Information (“SAI”) regarding the Fund and its shares. A copy of this Prospectus (including the SAI) or the Fund’s annual or semi-annual reports to members may be obtained without charge by calling the Fund toll-free at (833) 729-0934. Member inquiries should also be directed to the Fund by using such toll-free number. This Prospectus, the SAI, and the Fund’s annual and semi-annual reports are all available upon request and without charge on the Fund’s website (www.[___].com). Information on the Fund’s website is not incorporated herein by reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. The Fund’s filings with the SEC, including the registration of which this Prospectus and the SAI are a part and other material incorporated by reference and information regarding the Fund, also are available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by written request using the following e-mail address: publicinfo@sec.gov.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s member reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.[__].com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you elect, or have already elected to receive member reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive member reports and other communications from the Fund or your financial intermediary electronically, by calling the Fund, c/o [___], at [__] or by sending an email to [__], or by contacting your financial intermediary.

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You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your member reports by contacting the Fund, c/o [___], by telephone at [__] or by email to [__]. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with their own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is _________________ 2021.

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No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in AL Venture Fund LLC (the “Fund”, “we”, “our” or “us”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the statement of additional information (the “SAI”), which should be retained by any prospective investor.

The Fund

The Fund is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund”. Units of beneficial interest of the Fund (the “Units”) will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering; Initial Price per Unit; Maximum Offering; Minimum Investment

The Fund intends to offer to sell up to 25,000,000 Units on a continuous basis at the initial net asset value (“NAV”) of $20.00 per Unit and thereafter determined after receipt of an order to purchase Units. The initial offering date for subscriptions for Units is currently anticipated to be on or about the date that the Fund’s registration statement on Form N-2 is declared by the Securities and Exchange Commission (“SEC”) to be effective. Thereafter, Units will be offered on a continuous basis at the Fund’s NAV per Unit next calculated after receipt of a purchase in good order. A purchase will deemed to have been received in good order if the application for Units has been completed in accordance with the instructions provided to the investor, meets the required minimum purchase amount and is in compliance with all laws applicable to the Fund.

The minimum initial investment of each investor is Units with a value of at least $2,500. The Fund reserves the right to waive the investment minimum. There is no minimum investment for subsequent investments. The Fund’s Board of Managers (the “Board of Managers” and each member of the Board of Managers, a “Manager”), in its sole discretion, may vary the investment minimums from time to time. For purposes of the 1940 Act, our Board of Managers is the limited liability company equivalent to a Board of Directors, and each Manager is the equivalent to a Director.

The Fund’s Units are offered through the Fund’s distributor, [_____] (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders (“Authorized Institutions”).

This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of Units to investors. Therefore, early investors in the Fund will bear a significant portion of the Fund’s organizational expenses (subject to the Expense Limitation Agreement, as discussed below) if the Fund does not raise a substantial amount of capital during its first year of operations.

See “Subscription for Units” and “Plan of Distribution – How to Purchase Fund Units.”

The Investment Adviser

Under the supervision of the Board of Managers and pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), SAX Capital LLC (the “Investment Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.

The Investment Adviser was formed in November 2016 as a Delaware limited liability company, and registered with the SEC under the Advisers Act in July 2020. The Investment Adviser manages multiple investment vehicles, and as of the end of the most recent fiscal quarter (December 31, 2020) held in the aggregate approximately $335 million under management. The Investment Adviser has no previous experience managing a closed-end, registered investment company.

Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund.

The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.

Investment Objectives and Principal Strategies

Investment Objective. The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund is a “fund of private funds” and it seeks to achieve its investment objective principally by investing in limited liability company and limited partnership interests of venture capital investment funds and syndicate investment vehicles (“Investment Vehicles”). Syndicate investment vehicles, sometimes referred to as special purpose vehicles or “SPVs”, are private investment companies typically formed to invest in a particular portfolio company. The Fund will principally target Investment Vehicles that are listed on the investment platform operated by AL Advisors Management Inc. and its affiliates (the “AL Platform”). The Investment Vehicles principally hold equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) in underlying private, operating, early-stage companies (“Portfolio Companies”, and together with Investment Vehicles, “Portfolio Investments”), although certain Investment Vehicles in which the Fund invests may also hold digital assets and/or cryptocurrencies. The Fund will have no upper limit on its investment in digital assets and/or cryptocurrencies, but does not expect that such investments will represent any more than 25% of the Fund’s portfolio at any time. The principal strategy of the Investment Adviser will be to invest in Portfolio Investments selected by the Investment Adviser for the Fund and to hold such securities until a liquidity event or dissolution event with respect to such Portfolio Investment occurs. It is part of the Fund’s investment strategy not to sell securities of Portfolio Investments prior to any such liquidity event. This investment strategy is referred to as “Buy and Hold”. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Investment, the Fund will sell securities of Portfolio Investments only if and to the extent (i) the Fund’s Board of Managers determines it is necessary to fund quarterly repurchases of Units, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of members of the Fund (“Members”).

As discussed above, the Fund will principally invest in equity securities of Investment Vehicles, which will typically consist of limited liability company membership interests and/or limited partnership interests, or units thereof. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our equity investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Units), or at all. In order to maintain compliance with the liquidity requirements of Rule 23c-3(b) of the 1940 Act, the Fund will maintain during the applicable repurchase offer period cash (or cash equivalent) reserves in an amount that is at least equal to 100% of any applicable repurchase offer amount, and further reserves the ability to borrow money to satisfy such liquidity requirements (subject to restrictions on borrowing discussed in more detail in the section titled “Borrowing”).

The equity securities in which we invest directly or indirectly will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our direct or indirect cost basis). Such drag-along rights could permit other stockholders, under certain circumstances, to force us or the Investment Vehicles in which we invest to liquidate our or their position in a particular Portfolio Company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our or the relevant Investment Vehicle’s cost basis. In addition, we will often be subject, either indirectly through Investment Vehicle holdings or directly through ownership of securities in Portfolio Companies, to lock-up provisions that prohibit us or the applicable Investment Vehicle from selling our equity investments into the public market for specified periods of time after IPOs of a direct or indirect Portfolio Company, typically 180 days. As a result, the market price of securities that we hold, directly or indirectly, may decline substantially before we (or the investment advisers of the applicable Investment Vehicles) are able to sell these securities following an IPO.

For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”. Each investment of the Fund will be subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of Portfolio Investments other than those listed on the AL Platform, but does not currently anticipate that any such investments will represent a material portion of the Fund’s portfolio; further, to the limited extent the Fund does purchase securities of Portfolio Investments off of the AL Platform, the Fund expects that any such securities will be purchased directly from Portfolio Companies and not on or through any other investment platform. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Investment securities other than upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction.

The Fund’s ability to implement its investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Investment Vehicles (and, when applicable, directly in Portfolio Companies). The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”

Fundamental concentration policy. The Fund has a fundamental concentration policy to invest at least 25% of the Fund’s total assets in companies in the information technology sector (as classified by the Global Industry Classification Standards) (the “Fundamental Concentration Policy”). The Fund may also have significant holdings in cash and cash equivalents, generally at least 5% of the total assets of the Fund. For purposes of determining compliance with the Fundamental Concentration Policy, the Fund will consider only the underlying Portfolio Companies held by Investment Vehicles and may determine whether a particular underlying Portfolio Company is in the information technology sector in any reasonable manner that is consistent with SEC guidance.

No assurance. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Managers without the vote of a majority of the Fund’s outstanding voting securities. Notice will be provided to Members prior to any such change in accordance with the 1940 Act.

Use of Proceeds	The Fund expects that the net proceeds of the continuous offering will be invested in accordance with its investment objective and principal strategies as soon as possible after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Investments.

Summary of Risk Factors

The following is a discussion of the principal risks of investing in the Fund. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund and the continuous offering of Units.

Illiquidity of Fund Units—There is presently no market for the Fund’s Units, which are highly illiquid and currently can be sold by Members only in the quarterly repurchase program of the Fund; unless and until a secondary market for the Fund’s Units develops, which the Fund has no reason to anticipate at this time, you will not be able to control the timing or the number of Units which you desire to sell. The Fund’s Units have no history of public trading, nor is it intended that they will be listed on a public exchange at this time.

As a closed-end “interval fund,” the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Units at NAV. Even though the Fund will make quarterly repurchase offers, investors should consider the Fund’s Units to be illiquid. There is no guarantee that you will be able to sell the amount of Units that you wish to tender in connection with a given repurchase offer. Members may tender more Units than the Fund has offered to repurchase. If so, the Fund will repurchase the Units tendered on a pro rata basis, and Members will have to wait until the next repurchase offer to make another repurchase request. As a result, it is possible that not all Units that are tendered in a repurchase offer will be repurchased. There is also a risk that some Members, in anticipation of proration, may tender more Units than they wish to have repurchased in a given quarter, thereby increasing the likelihood that a proration will occur. Finally, the Board of Managers (including a majority of Independent Managers (as defined below) in accordance with Rule 23c-3 of the 1940 Act) may suspend quarterly repurchases if it determines that doing so is in the best interests of the Fund and its Members only in certain limited circumstances. Each of these factors may further limit the liquidity of the Fund’s Units.

See “Risk Factors”.

Potential Illiquidity of the Fund’s Investments—The Fund intends to invest principally in securities of private funds and special purpose vehicles and private companies that are thinly traded and less liquid than other investments, or whose liquidity decreases in response to market developments or adverse investor perceptions. These securities may also be subject to “lock-up agreements” restricting their sale. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund, or the management of the relevant Investment Vehicle, as applicable, may not be able to sell an investment, or a portion of an investment, when the Investment Adviser (or the investment adviser of such Investment Vehicle) believes that doing so would maximize returns. In addition, because private company and private fund securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. As a result, even if the investment adviser of the applicable Investment Vehicle is able to sell its Portfolio Company securities on behalf of such Investment Vehicle when it desires to do so (or the Investment Adviser is able to sell Portfolio Company securities on behalf of the Fund when it desires to do so), the Fund or such Investment Vehicle may have to accept a lower price than the price determined by the Fund for such securities in accordance with its valuation procedures.

The inability to sell one or more portfolio positions, directly or indirectly, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund or an Investment Vehicle is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV.

Alternatively, because securities of private companies are generally limited in number, the Fund or the applicable Investment Vehicle may pay a higher price for securities of companies the Investment Adviser or the investment adviser of such Investment Vehicle believes to be promising. Paying such a premium may adversely affect the Fund’s returns.

See “Risk Factors”.

Valuation—The Fund’s NAV will be based on the value of its securities. Where reliable public market prices are available for those securities, the Investment Adviser will rely on those prices. However, in light of its investment strategy to invest, directly or through Investment Vehicles, in private companies, the Fund expects that in most cases (other than subsequent to an IPO transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and where private market prices are available, such prices may be unreliable, or such securities will be illiquid. At any point in time, there may be few recent purchase or sale transactions or offers on private markets on which to base the value of a given private security. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions. See “Determination of Net Asset Value.”

In these cases, which the Fund expects will be in most circumstances, the Fund’s investments will be valued by the Investment Adviser, under the supervision of the Board of Managers, pursuant to fair valuation procedures and methodologies adopted by the Board of Managers. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the underlying companies or funds, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies and private funds, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect Members.

Because valuation of the private securities will be difficult, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may in turn adversely affect the Fund’s NAV. See “Determination of Net Asset Value.”

Valuation issues also raise regulatory risk. The SEC recently issued new guidance on valuation of fund investments, and the Fund will comply in all respects with such guidance.

See “Risk Factors”.

Expenses—The Fund’s Members will incur the costs of the Fund’s organization (subject to the Expense Limitation Agreement, as discussed below), and therefore early investors in the Fund will bear a greater proportion of the Fund’s organizational expenses. It is also possible that the Fund may not raise significant assets, either initially or on a longer-term basis, further increasing the proportion of costs borne by early investors.

See “Risk Factors” for more detail and additional risks that should be considered, including risks related to the competition for portfolio investments, the likelihood of minimal distributions of current income, potential conflicts of interest related to the Fund and its affiliates, and the relative inexperience of the Fund’s management with registered funds.

Potential Benefits of Investing in the Fund

The Fund will be investing, directly and indirectly through Investment Vehicles, in private, operating companies, principally in the information technology sector, including companies whose products or services are focused on financial technology, biotechnology, clean and green technology, social media and other internet- and application-based technology, education technology and other technological uses, services, products and advances. The Investment Adviser believes that the asset class represented by these companies and Investment Vehicles should be an element in many investors’ diversified portfolio for two primary reasons. There appears to be a general trend for companies to stay private longer, which results in a greater portion of companies’ value appreciation occurring in this asset class rather than the public equities markets (although this is not always the case). These private, operating companies are typically hard to access, especially for smaller and mid-size investors, and especially so for investors who are not “accredited investors”.

Investment in the Fund will give investors access to investment opportunities in such startups. The Investment Adviser has observed on the AL Platform that the longer startups remain private, the more the high returns from a small set of these companies are disproportionately responsible for overall returns across the AL Platform. This makes diversification particularly important for the startup equity asset class.

An investment in the Fund could benefit investors with increased access to diversified startup investment opportunities through Investment Vehicles which are typically not accessible to non-accredited investors, while preserving important investor protections.

It is difficult for most investors, and particularly non-accredited investors, to construct a well-diversified portfolio that is more likely to contain such growth private companies. Most investors have difficulty accessing, evaluating, and executing investments in a sufficient number of startups in the private markets to obtain the same benefits as well-diversified pooled investment vehicles.

The Investment Vehicles in which the Fund will invest seek to provide access to these companies to investors. The Investment Adviser will seek to access these Investment Vehicles through the AL Platform.

Closed-End Fund Structure

The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of a Member. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s Units will not be listed on a stock exchange. Instead, the Fund will provide very limited liquidity to its Members by offering to repurchase a limited amount of Units quarterly (5% of outstanding Units), which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (repurchases). An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Units.

Board of Managers	The Board of Managers of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are “Independent Managers” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser. See “Management”. For purposes of the 1940 Act, our Board of Managers is the limited liability company equivalent to a Board of Directors, and each Manager is the equivalent to a Director.

Fees

Advisory Fee. The Fund will pay a fee (the “Advisory Fee”) to the Investment Adviser as compensation for its Investment Advisory services. The Advisory Fee shall accrue daily at an annual rate equal to of the average weekly calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below.

Repurchase Fee. Members who choose to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Units the Fund repurchases from them for Units held less than 365 days. Units held longest will be treated as being repurchased first and Units held shortest will be treated as being repurchased last. The repurchase fee does not apply to Units that were acquired through reinvestment of distributions. Units held for 365 days or more are not subject to the 2.00% fee. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent (as defined below) for redeeming Units and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases.

Member Services Fee. The Fund has adopted a “Member Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Units of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to [0.25]% of its weekly average NAV.

Expense Limitation Agreement. The Investment Adviser has entered into a written expense limitation agreement (the “Expense Limitation Agreement”) under which it has agreed to limit the total expenses of the Fund, including organizational expenses (but excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of [__]% of the average NAV of the Fund (the “Expense Limitation”) until [___], 2023, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Managers. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the Expense Limitation in effect at the time of waiver/reimbursement or at the time of recoupment and the reimbursement is made within three years after the time at which the Investment Adviser reduced the fee or incurred the expense.

Borrowing	The Fund will not borrow or issue preferred shares or debt during its first 12 months of operations, and thereafter the Fund intends to have the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy repurchase requests from Members and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. The interest on borrowing by the Fund will be at prevailing market rates, to the extent the Fund borrows. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33⅓% of the Fund’s gross asset value.

Determination of Net Asset Value

The NAV of the Fund’s Units is determined daily, as of the close of regular trading on the NASDAQ Stock Market Exchange (“NASDAQ”) (normally, 4:00 p.m., Eastern time). Each Unit will be offered at NAV next calculated after receipt of the purchase in good order. During the continuous offering, the price of the Units will increase or decrease on a weekly basis according to the NAV of the Units. In computing NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Managers. The Board of Managers has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Managers has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Managers, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Managers (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee shall monitor (i) the material aspects of the Fund’s valuation procedures as adopted by the Board of Managers and revised from time to time, and (ii) the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.

Fair value prices are necessarily subjective in nature, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See “Determination of Net Asset Value” below for additional information.

Expenses

The Fund pays all of its organizational and investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, the Advisory Fee, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund’s administrator, custodian or the entity providing the services of the Fund’s Chief Compliance Officer, and all expenses incurred in connection with the continuous offering and sale of its Units and communications with Members. The Fund also directly pays any extraordinary operating expenses.

The Investment Adviser bears all of its own ongoing ordinary administrative and operational costs, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.

Purchase of Units

Each investor must initially purchase a minimum of $2,500 of Units in the Fund. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date).

Each investor purchasing Units must submit a completed application before the applicable purchase date. The Fund has the sole right to accept applications for Units and reserves the right to reject in its complete and absolute discretion any application for Units in whole or in part, which it will do only in the event that acceptance of any particular subscription for Units would cause the Fund either to be in breach of any applicable laws or regulations, such as anti-money laundering laws or sanctions, or would impose burdensome compliance obligations on the Fund, such as certain laws and regulations related to foreign investors. The Fund also reserves the right to suspend sales of Units at any time.

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor to act as the distributor for the sale of Units. The Distributor serves in such capacity on a best efforts basis. The Distributor may enter into related selling group agreements with various broker dealers to assist in the distribution of Units.

Units are available to investors investing through broker-dealers or other financial intermediaries (collectively, “Financial Intermediaries”) where such Financial

Intermediary has agreed to provide certain administrative services to assist in the distribution of Units.
Quarterly Repurchases of Units

The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for 5% of the Units outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements, or otherwise by the Board of Managers (including a majority of Independent Managers in accordance with Rule 23c-3 of the 1940 Act), as described herein. There is no guarantee, and it is unlikely, that Members will be able to sell all of the Units they desire in a quarterly repurchase offer, although each Member will have the right to require the Fund to purchase up to and including 5% of such Member’s Units in each quarterly repurchase. Limited liquidity will be provided to Members only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly repurchase requirements. See “Quarterly Repurchases of Units.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment portfolios because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

An investment in the Fund is suitable only for investors who can bear the risks associated with the illiquidity of the Fund’s Units and should be viewed as a long-term investment. The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Units on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Units are not traded on an active market and there is currently no secondary market for the Units, nor does the Fund expect a secondary market in the Units to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.

Dividends	Following the disposition by the Fund of securities of Portfolio Companies or distributions received from Investment Vehicles following disposition of such private funds’ own portfolio securities, the Fund will make cash distributions of the net profits, if any, to Members (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Managers determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Managers, if necessary for the Fund to maintain its status as a RIC (as defined below) and in accordance with the 1940 Act ). The Fund will establish reasonable cash reserves to meet Fund obligations prior to making distributions. See “Distributions” and “U.S. Federal Income Tax Matters” for a more detailed discussion.

Dividend Reinvestment Policy

The Fund provides distribution options for its Members. Under these options, if the Fund declares a distribution, then a Member’s distribution will be automatically reinvested in additional Units unless the Member has specifically elected in its application (or otherwise) to receive cash. Pursuant to the dividend reinvestment policy, a Member will receive additional Units, including fractions of Units, at a price equal to the NAV per Unit on the date of distribution. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See sections entitled “Risks Related to Our Business and Structure” and “U.S. Federal Income Tax Matters.”

Taxes

The Fund will elect to be classified as an association taxable as a corporation for U.S. federal tax purposes. The Fund also (i) will elect to be treated as, and (ii) intends to operate in a manner to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will pay no U.S. federal income tax on the earnings or capital gains it timely distributes to Members as dividends. This avoids a “double tax” on distributed earnings normally incurred by taxable investors in regular “C corporations.” Holders of Units normally will be taxed on their Fund distributions based on their particular circumstance. Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. The Fund’s tax reporting to Members are made on IRS Forms 1099. See “U.S. Federal Income Tax Matters” for a more detailed discussion.

The Fund Administrator

[___] serves as the administrator of the Fund (the “Fund Administrator”). The Fund compensates the Fund Administrator for providing administrative services to the Fund. The Fund Administrator is responsible for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Managers; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers. See “Management of the Fund.”

The Custodian	[___] serves as the custodian of the Fund (the “Custodian”). The Fund compensates the Custodian for providing custody services to the Fund. See “Management of the Fund.”
The Chief Compliance Officer

[_____] (“CCO Provider”) provides to the Fund the services of [____], the Chief Compliance Officer of the Fund. The Fund compensates the CCO Provider for providing such compliance officer services to the Fund. See “Management of the Fund.”

The Transfer Agent	[______] serves as the transfer agent of the Fund (the “Transfer Agent”). Any successor Transfer Agent shall be appointed by the Fund. The Fund compensates the Transfer Agent for providing transfer agent services to the Fund. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

Member Transaction Expenses
Repurchase Fee on Units Repurchased Within 365 Days of Purchase (as a percentage of proceeds) (1)	2.00%
Annual Expenses (as a percentage of net assets attributable to Units)
Management Fees(2)	[___]	%
Member Services Fee	[0.25%
Acquired Fund Fees and Expenses(3)	[ ]	%
Other Expenses(4)	[___]	%
Total Annual Expenses	[___]	%
Less Fee Reduction and Expense Reimbursement(5)	([___]	%
Net Annual Expenses(5)	[___]	%

The table above summarizes the expenses of the Fund and is intended to assist Members and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure above relates to a percentage of the Fund’s average NAV at month-end over the course of a year.

(1)	The Fund’s Board of Managers has determined to waive the Fund’s Repurchase Fee assessed on Members who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board of Managers approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Managers at any time. Absent such a waiver, Members who choose to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Units the Fund repurchases from them for Units held less than 365 days. See “quarterly repurchases of Units.”

(2)	The Fund will pay to the Investment Adviser a quarterly Advisory Fee. The Advisory Fee shall accrue daily at an annual rate equal to [___]% of the average weekly calculated NAV of the Fund, and shall be paid quarterly in arrears. See “Fees and Expenses.”

(3)	The Acquired Fund Fees and Expenses include the fees and expenses of the Investment Vehicles in which the Fund intends to invest. Some or all of the Investment Vehicles in which the Fund intends to invest generally charge asset-based management fees. The managers of the Investment Vehicles may also receive performance-based compensation if the Investment Vehicles achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Investment Vehicles, which effectively will reduce the investment returns of the Investment Vehicles. The Investment Vehicles in which the Fund intends to invest generally charge a management fee of 1.00% to 2.50%, and approximately 20% to 30% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Investment Vehicles in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The [ ]% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Vehicles (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Investment Vehicles). The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)	Reflects the gross amount of all expected ordinary operating expenses of the Fund other than brokerage commissions, any extraordinary expenses of the Fund, and the Advisory Fee, is based on good faith estimated amounts for the current fiscal year and assumes an average of [$100] million of assets under management. The organizational and initial offering expenses of the Fund will be paid by the Fund.

(5)	The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund, including organizational expenses (but excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of [__]% of the average NAV of the Fund until [___], 2023, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Managers. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the Expense Limitation in effect at the time of waiver/reimbursement or at the time of recoupment and the reimbursement is made within three years after the time at which the Investment Adviser reduced the fee or incurred the expense. The Expense Limitation Agreement may not be terminated by the Investment Advisor, but may be terminated by the Fund’s Board of Managers, on written notice to the Investment Advisor. See “Fees and Expenses.”

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. This example also assumes that all distributions are reinvested at NAV and that the percentage amounts listed under Net Annual Expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.

Example

		1 YEAR		3 YEARS		5 YEARS		10 YEARS
You would pay the following net expenses based on a $1,000 investment, assuming a 5% annual return	$	[___]	$	[___]	$	[___]	$	[___]

This Example assumes the application of the [______]% expense ratio for the first year, with all fees and expenses assumed to have been accrued on a daily basis, reducing the NAV per Unit. The Example assumes that the Expense Limitation Agreement is not renewed after [___], 2023 and that rates applied for years 3, 5 and 10 reduce annual expenses to reflect the completion of organization expense amortization.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund will be included in the audited financial statements included in the SAI in the future.

[To be completed by amendment.]

USE OF PROCEEDS

The Fund expects that the net proceeds of the continuous offering will be invested in accordance with its investment objective and principal strategies as soon as possible after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Investment Vehicles (and, in limited circumstances, Portfolio Companies). Pending the investment of the proceeds of the continuous offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in accordance with the Fund’s investment objective may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents, and any cash balance will be held by the Fund’s Custodian. Any cash balance in such account, including any interest earned, will be held by the Custodian to be invested pursuant to the Fund’s investment policies. Such custodial accounts shall be the property of the Fund and held for the benefit of all Members of the Fund, and any interest accrued in such custodial account will be for the benefit of all Members and not any particular Member. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash with the Custodian to meet operational needs (including liquidity reserves necessary to comply with the 1940 Act provisions regarding interval funds and periodic repurchase offers) or during any period in which the Investment Adviser determines, in its sole discretion, that investment of the Fund’s assets in Portfolio Investments is not in the best interests of the Fund.

THE FUND

The Fund is a recently formed Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company that operates as an “interval fund”, and which invests substantially all of its investable assets in Portfolio Investments. The Fund was established as a limited liability company under the laws of the State of Delaware on April 8, 2021 and has no operating history. The Fund’s office is located at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The Fund’s Prospectus is available upon request and without charge on the Fund’s website (http://www.[___].com) or by writing to the Investment Adviser at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The telephone number of the Fund is (833) 729-0934.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, METHODOLOGY AND POLICIES

The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund is a “fund of private funds” and it seeks to achieve its investment objective principally by investing in limited liability company and limited partnership interests of venture capital investment funds and syndicate investment vehicles (“Investment Vehicles”). Syndicate investment vehicles, sometimes referred to as special purpose vehicles or “SPVs”, are private investment companies typically formed to invest in a particular portfolio company. The Fund will principally target Investment Vehicles that are listed on the investment platform operated by AL Advisors Management Inc. and its affiliates (the “AL Platform”). The Investment Vehicles principally hold equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) in underlying private, operating, early-stage companies (“Portfolio Companies”, and together with Investment Vehicles, “Portfolio Investments”), although certain Investment Vehicles in which the Fund invests may also hold digital assets and/or cryptocurrencies. The Fund will have no upper limit on its investment in digital assets and/or cryptocurrencies, but does not expect that such investments will represent any more than 25% of the Fund’s portfolio at any time. It is also anticipated that the Investment Adviser may cause the Fund to purchase equity securities in Portfolio Companies directly in limited circumstances. The primary strategy of the Investment Adviser will be to invest in Portfolio Investments selected by the Investment Adviser for the Fund and to hold such securities until a liquidity event or dissolution event with respect to such Portfolio Investment occurs. It is part of the Fund’s investment strategy not to sell securities of Portfolio Investments prior to any such liquidity event. This investment strategy is referred to as “Buy and Hold”. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Investment, the Fund will sell securities of Portfolio Investments only if and to the extent (i) the Fund’s Board of Managers determines it is necessary to fund quarterly repurchases of Units, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of members of the Fund (“Members”).

As discussed above, the Fund will invest in equity securities of Portfolio Investments, which will, in the case of Investment Vehicles, typically consist of limited liability company membership interests and/or limited partnership interests, or units thereof, and, in the case of Portfolio Companies, consist of shares of either common or preferred stock of such Portfolio Company, or securities convertible into or exercisable therefor. The Fund does not intend to, nor does it anticipate that it will, take controlling equity positions in its Portfolio Companies. The Fund expects that most of its investments will be made in U.S. domestic Portfolio Investments. While the Fund is not prohibited from investing in foreign Portfolio Investments, investing in foreign Portfolio Investments will not be a principal strategy of the Fund and we do not currently anticipate making any investments in foreign Portfolio Investments. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our equity investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Units), or at all. The equity securities in which we invest directly or indirectly will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our direct or indirect cost basis). In addition, we will often be subject, either indirectly through Investment Vehicle holdings or directly through ownership of securities in Portfolio Companies, to lock-up provisions that prohibit us or the applicable Investment Vehicle from selling our equity investments into the public market for specified periods of time after IPOs of a direct or indirect Portfolio Company, typically 180 days. As a result, the market price of securities that we hold, directly or indirectly, may decline substantially before we (or the investment advisers of the applicable Investment Vehicles) are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.

Each investment of the Fund will be subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of Portfolio Investments other than those listed on the AL Platform, but does not currently anticipate that any such investments will represent a material portion of the Fund’s portfolio; further, to the limited extent the Fund does purchase securities of Portfolio Investments off of the AL Platform, the Fund expects that any such securities will be purchased directly from Portfolio Companies and not on or through any other investment platform. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Investment securities other than upon or subsequent to a liquidity event of a directly held Portfolio Company, such as an IPO or a merger or acquisition transaction.

In reviewing potential investments for the Fund, the Investment Adviser will, wherever possible, interface with the investment managers or fund leads sponsoring the Investment Vehicles (“Fund Leads”) to understand their investment strategy and review their past investment performance. The Investment Adviser may also consult with the AL Platform and other investment advisers offering investment opportunities on the AL Platform on a no-fee basis in an effort to gather market intelligence and understand trends in the market.

The Investment Vehicles listed on the AL Platform are onboarded thereon by AL Advisors Management Inc. and its affiliates (“ALAM”) through a process whereby such investment opportunities are initially referred in to the AL Platform by third parties, or introduced by ALAM staff. Once an investment opportunity is introduced (internally or externally), ALAM’s sales team evaluates the investment opportunity to determine if the investment goals of such vehicles align generally with the ALAM philosophy and user base. Investment Vehicles that pass through the foregoing stage are then asked to complete intake forms. Principals of such Investment Vehicles are required to undergo background checks and all principals, investment entities and affiliates are required to complete “know your client” and anti-money laundering questionnaires and related processes. ALAM will also take into consideration when determining whether a particular Investment Vehicle, and the opportunity to invest therein, is listed on the AL Platform (i) whether the managers of such entities already have commitments from investors and/or whether the investment opportunity is one that will appeal to the users of the AL Platform, (ii) who made the initial referral to the AL Platform, and (iii) the investment performance history of the managers of any such Investment Vehicle. There is no fee associated with an investor accessing the AL Platform. The Investment Vehicles listed on the AL Platform may agree to pay (a) AngelList Advisors, LLC (an affiliate of ALAM) a fee equal to no more than 5% of total profits generated by such Investment Vehicles and/or (b) Belltower Fund Group, Inc. (an affiliate of ALAM) a fee for fund administration services.

To the extent the Fund holds 5% or more of the outstanding voting securities of a particular Portfolio Investment, the Fund will comply in all respects with the limitations on affiliate transactions contained in Section 17 of the 1940 Act, and the rules promulgated thereunder. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any prohibited transactions with any affiliates. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.” The Fund may hold voting securities in Portfolio Companies and Investment Vehicles, but the Investment Vehicles listed on the AL Platform are required to issue non-voting securities for any ownership interest therein in excess of 9.99% (i.e., the first 9.99% of the Fund’s holdings in any such Investment Vehicle may be in voting securities, whereas any ownership in excess of 9.99% would be non-voting). The Fund believes there is no or very low risk to Members for the Fund to hold non-voting interests in Investment Vehicles in light of the fact that, in the experience of the Investment Adviser, Investment Vehicles of the type in which the Fund will invest very rarely subject any matter to a vote, and in the exceedingly rare circumstance where a vote of limited partners or members is sought, it is unlikely that the Fund will hold greater than 10% of such Investment Vehicles, and to the extent it does, such holdings will represent a de minimis amount of non-voting interests.

The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Investments. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”

The Fund has a fundamental concentration policy to invest at least 25% or more of the Fund’s total assets in companies in the information technology sector (as classified by the Global Industry Classification Standards) (the “Fundamental Concentration Policy”). The Fund may also have significant holdings in cash and cash equivalents, generally at least 5% of the total assets of the Fund. For purposes of determining compliance with the Fundamental Concentration Policy, the Fund will consider only the underlying Portfolio Companies held by Investment Vehicles and may determine whether a particular underlying Portfolio Company is in the information technology sector in any reasonable manner that is consistent with SEC guidance.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Managers without the vote of a majority of the Fund’s outstanding voting securities. Notice will be provided to Members prior to any such change in accordance with the 1940 Act.

The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques

Except as otherwise indicated and subject to the provisions of the 1940 Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board of Managers believes doing so is in the best interests of the Fund and the Members; provided that the investment objective of achieving capital appreciation may not be changed without a Member vote with respect to other fundamental policies as described below.

Neither the Board of Managers nor the Investment Adviser may change the Fund’s stated fundamental policies without the additional approval of a majority vote of the Members, which means the lesser of: (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

Illiquid Securities. The Fund will invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities, other than as required to maintain compliance with Rule 23c-3(b)(10)(i) of the 1940 Act, which requires the Fund to maintain during a repurchase offer period sufficient assets in an amount that is equal to 100% of any particular repurchase offer amount. The Board of Managers or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board of Managers.

RISK FACTORS

Prospective investors should consider the following factors in determining whether an investment in the Fund is suitable for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice.

The past results of Portfolio Investments selected for investment by the Fund are not necessarily indicative of future performance. No assurance can be made that profits will be achieved or that substantial losses will not be incurred. The Fund is not a complete investment program and should represent only a portion of an investor’s portfolio management strategy.

Risks Related To Our Investments

Our investments in Portfolio Investments may be extremely risky and we could lose all or part of our investments.

Investment in Portfolio Investments that we are targeting involves a number of significant risks, including:

●	the Portfolio Companies in which we may directly or indirectly invest may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to the Portfolio Companies offering their equity securities for sale for the purpose of raising capital, possibly at discounted valuations, as a result of which we or the Investment Vehicles through which we acquire beneficial interest in such companies could be substantially diluted if we (or, as applicable, an Investment Vehicle) do not or cannot participate, or to bankruptcy or liquidation, and the resulting reduction or loss of our equity investment;

●	the Portfolio Companies in which we may directly or indirectly invest typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	because the Portfolio Companies in which we may directly or indirectly invest are privately owned, there is usually little publicly available information about these businesses; therefore, although the Investment Adviser and its agents will perform due diligence on these Portfolio Companies, or rely on the due diligence performed by the investment advisers to the relevant Investment Vehicles, such companies’ operations and their prospects, including review of independent research reports and market valuations of securities of such companies on any alternative trading systems on which their secondary shares may trade, we may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable. The Fund will invest in Portfolio Investments for which financial information is not available if the Investment Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Members;

●	Investment Vehicles and Portfolio Companies in which we may invest are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on an Investment Vehicle or a Portfolio Company and, in turn, on us; and

●	the Portfolio Companies in which we may directly or indirectly invest generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of our NAV.

Our investments will generally not be in publicly traded securities (unless one of our direct Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Under the 1940 Act, for our investments for which there are no readily available market quotations, we will value such securities at fair value weekly as determined in good faith by our Investment Adviser under consistently applied policies and procedures approved by the Board of Managers in accordance with generally accepted accounting principles (“GAAP”). In connection with that determination, members of our Investment Adviser’s portfolio management team will prepare Portfolio Investment valuations using the most recent Portfolio Investment financial statements, reports and forecasts. The Investment Adviser may utilize the services of an independent valuation firm, which, if engaged, will prepare valuations for the securities of each of our Portfolio Investments that are not publicly traded or for which we do not have readily available market quotations. However, the Board of Managers will retain ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Investment Adviser will take into account in providing its fair value recommendation to the Board of Managers with respect to such non-traded investments will include, as relevant and, to the extent available, the valuations of the Investment Vehicles (or their underlying Portfolio Companies) provided by the investment advisers thereof, a Portfolio Company’s earnings, the markets in which a Portfolio Company does business, comparison to valuations of publicly traded companies in a Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of a Portfolio Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair market value determinations with respect to any non-traded investments we hold may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our Units based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors redeeming Units during a period in which the NAV understates the value of our investments will receive a lower price for their Units than the value of our investments might warrant.

We may not realize gains from our investments and, because certain of our direct and indirect Portfolio Companies may incur substantial debt to finance their operations, we may experience a complete loss on our investment in the event of a bankruptcy or liquidation of any of such Portfolio Companies.

We invest principally in the limited liability company membership interests (and limited partnership interests) of private funds that acquire equity securities (common and/or preferred stock, or securities convertible into or exchangeable therefor) of private companies. However, the equity interests we acquire indirectly through Investment Vehicles may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we may acquire, directly or indirectly, are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enables such shareholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force us or the Investment Vehicles in which we invest to liquidate our or their position in a particular Portfolio Company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our or the relevant Investment Vehicle’s cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude the Portfolio Companies in which we invest directly or indirectly from realizing liquidity events and impede our or the relevant Investment Vehicle’s exit from these investments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize on the disposition of any investments may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our investments. In addition, the Portfolio Companies in which we invest directly or indirectly may have substantial debt loads. In such cases, we or the relevant Investment Vehicle would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment in such Portfolio Company.

The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business, and will delay any distributions of any gains.

Our investments will generally not be in publicly traded securities (unless one of our direct Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). As such, the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult, or impossible, for us to sell such investments if the need arises (e.g., to fund quarterly repurchases of Units). Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio will be invested in such illiquid securities. The organizational documents of the Investment Vehicles in which we principally invest may also prevent sale of our investment therein without the consent of the manager or general partner of the relevant Investment Vehicle.

In addition, because we will deploy our capital to invest, directly or indirectly, in private companies, we do not expect realization events, if any, to occur in the near term with respect to the majority of our investments. We expect that our holdings of securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of our Units could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Our portfolio may be focused on a limited number of Portfolio Investments, which will subject us to a risk of significant loss if the business or market position of the ultimate Portfolio Companies deteriorates or their particular industries experience a market downturn.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements and our Fundamental Concentration Policy (which requires us to invest at least 25% of our total assets in the information technology sector), we do not have fixed guidelines for diversification, and our investments could be focused on relatively few Portfolio Investments. As a result, a downturn in any particular industry in which a significant number of our direct or indirect Portfolio Companies operate could materially adversely affect us.

The Investment Vehicles in which we invest will likely invest 25% or more of the value of their total assets in the information technology sector. As a result, the Fund will be subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Investment Vehicles, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single Portfolio Investment. However, we intend to conduct our operations so as to qualify as a RIC for purposes of the Code (including by meeting the applicable diversification requirements under the Code), which generally will relieve the Fund of any liability for U.S. federal income tax to the extent our earnings are distributed to stockholders. See “U.S. Federal Income Tax Matters” for a more detailed discussion. Because we, as a non-diversified investment company, may invest in a smaller number of individual Portfolio Investments than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified investment company.

The information technology sector in which we principally invest, directly or indirectly, is subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

Given the experience of our Investment Adviser’s senior investment professionals within the information technology sector, and in light of our Fundamental Concentration Policy, we expect that at least 25%, and likely a much greater percentage, of the Portfolio Investments in which we invest will operate, or invest in companies that operate, in the information technology sector. The revenues, income (or losses) and valuations of companies in the information technology sector can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in the information technology sector have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies underlying our Portfolio Investments that operate in the information technology sector may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold directly or indirectly therein. The companies underlying our Portfolio Investments could also face intense competition from other companies that are focused on the same product, service or offering, and that may be better funded than those in our portfolio. Further, certain technologies are subject to the whims of changing consumer preferences, and services, products or offerings of the companies in our portfolio may suffer from decreased demand due to such changing preferences. Any or all of the foregoing could, in turn, materially adversely affect our business, financial condition and results of operations.

Because we will not hold controlling interests in our Portfolio Investments, we will not be in a position to exercise control over our Portfolio Investments or to prevent decisions by substantial shareholders, investors or management of our Portfolio Investments that could decrease the value of our investments.

We do not intend to, nor do we anticipate that we will, take controlling equity positions in our Portfolio Companies. As a result, we will be subject to the risk that a Portfolio Investment may make business decisions with which we disagree, and the stockholders, investors and/or management of a Portfolio Investment (or underlying Portfolio Company) may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our direct or indirect Portfolio Companies may have interests that differ from that of the relevant Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in a Portfolio Investment. Due to the lack of liquidity for the investments that we will typically hold, we may not be able to dispose of our investments in the event we disagree with the actions of a Portfolio Company or its substantial shareholders (and it is highly likely that, to the extent we hold an indirect interest in such Portfolio Company that we will not be able to dispose of our investment in the relevant Investment Vehicle as it relates to such Portfolio Company), and may therefore suffer a decrease in the value of our investments.

We will invest principally in private Investment Vehicles operating a venture capital strategy, which could result in duplicative fee structures and a lack of control over our ultimate investments in Portfolio Companies. To the extent we make a capital commitment to any particular Investment Vehicle and fail to fund such commitment, our initial investment could be subject to penalty, partial forfeiture or complete loss.

We pay an Advisory Fee to the Investment Adviser, and because we are a “fund of private funds”, most if not all of the Investment Vehicles in which we invest will also charge a fee to investors for investment management, the Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Investment Vehicles than a fund that invests directly into Portfolio Companies. The fees paid by Investment Vehicles to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains, which are considered performance fees. The Fund will bear its proportionate share of the management fees and other expenses that are charged by an Investment Fund in addition to the management fees and other expenses paid by the Fund. The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Vehicles selected. Each Investment Vehicle has its own investment risks, and those risks can affect the value of the Investment Vehicles’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Vehicle will be achieved. An Investment Vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Vehicle at a time that is unfavorable to the Fund. The Fund may also be unable to liquidate its investment in a private Investment Vehicle when desired. Because the Fund will invest in Investment Vehicles that are not registered as investment companies, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Investment Vehicles’ investments as such Investment Vehicles’ managers. Investments in Investment Vehicles generally will be illiquid and generally may not be transferred without the consent of the managers of the applicable Investment Vehicle. The Fund may be unable to liquidate its investment in an Investment Vehicle when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an Investment Vehicle, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from an Investment Vehicle except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Investment Vehicle due to poor performance or other reasons. While most of the Investment Vehicles in which the Fund makes its investments will not require the Fund to make a “capital commitment” (i.e., a commitment to fund the Fund’s investment in tranches called by the investment advisor of such Investment Vehicle), to the extent we do make investments in Investment Vehicles with a “capital commitment”, any failure on behalf of the Fund to fund such capital commitments, when called, could result in various penalties of default, including a reduction or a complete loss of the Fund’s initial investment(s) in such Investment Vehicle.

The performance fees paid by Investment Vehicles to their general partners or managing members may cause such persons to make investments that have a greater risk/reward profile than would be the case in the absence of such performance fees, which may have an adverse impact on the Fund.

The performance fees paid by the Investment Vehicles in which the Fund investors to the general partners or managing members of such entities generally include a percentage of the gains of such Investment Vehicles, but are not required to bear any percentage of the losses suffered thereby. This feature may cause the general partners or managing members to make or approve investments that have a greater risk/reward profile than would be the case in the absence of such a feature. Furthermore, management fees are generally required to be paid to the investment advisor of an Investment Vehicle even if such Investment Vehicle experiences net losses in a particular year or over the term of such Investment Vehicle.

The Investment Vehicles in which we invest may not be registered as investment companies under the Investment Company Act and therefore may not be subject to the provisions of the Investment Company Act that are intended to be protective of our investors.

The Investment Vehicles in which we invest may not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, may not be applicable to an investment in the Investment Vehicle. While some managers of Investment Vehicles will register with the SEC and state agencies as registered investment advisers, because most if not all of the Investment Vehicles in which we invest will be pursuing a venture capital strategy, most if not all of the managers thereof will be exempt from registration. In such cases, these managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

The lack of operating history of Investment Vehicles may hamper the Investment Adviser’s ability to evaluate their investment performance.

Certain Investment Vehicles may be newly formed entities that have no operating histories. In such cases, the Investment Adviser may evaluate the past investment performance of the applicable managers of the Investment Vehicles or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Investment Vehicle, and certain managers may have no past investment performance to evaluate at all. Although the Investment Adviser and its affiliates and its personnel have experience evaluating the performance of managers of Investment Vehicles, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Investment Adviser’s assessments of Investment Vehicles, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

To the extent any of the Investment Vehicles hold digital assets and/or cryptocurrencies, the value of the Fund’s investment may be highly volatile and subject to fluctuations due to a number of factors.

Certain Investment Vehicles may hold digital assets and/or cryptocurrencies (“Digital Assets”) as investments. The price of any such Digital Assets may fluctuate widely, which could adversely affect the value of the Units, as well as the Investment Adviser’s ability to fair value the Units. The price of any such Digital Assets held by Investment Vehicles could drop precipitously (including to zero). Several factors may affect the price of Digital Assets, including:

•	Regulatory changes, whether in or outside the United States, which inhibit (or ban) the holding and/or transacting in any such Digital Assets;

•	Global supply of any particular Digital Asset.

•	The adoption of any particular Digital Asset as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the relevant network, and speculative expectations related thereto;

•	Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or cryptocurrencies, and digital asset and fiat currency conversion and exchange rates;

•	Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of any Digital Asset as a form of payment or the purchase of Digital Assets on the relevant markets;

•	Increased competition from other forms of Digital Assets or payment services, including digital currencies constituting legal tender that may be issued in the future by central banks, or Digital Assets meant to serve as a medium of exchange by major private companies or other institutions;

•	Consumer and investor preferences and perceptions of Digital Assets;

•	Decreased confidence in Digital Asset exchanges generally due the failure of certain Digital Asset exchanges or their being subject to hacks, service outages, or manipulative trading activity, as well as to the lack of regulation and transparency associated with some of them;

•	Fiat currency withdrawal and deposit policies on Digital Asset exchanges;

•	The liquidity of, and the levels of speculative interest and trading activity in, the Digital Asset markets;

•	Investment and trading activities of large holders of a particular Digital Asset; and

•	An active derivatives market for Digital Assets.

Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Investments and the Fund’s returns.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. These policy changes may expose markets to heightened volatility and may reduce liquidity even further for certain Fund investments, causing the value of the Fund’s investments and performance to decline.

General Economic Conditions

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), tax considerations and tax treatment, trade barriers, currency exchange controls and national and international political circumstances (including wars, terrorist acts and security operations). These factors may affect the level and volatility of the prices and liquidity of the Fund’s investments and could impair the Fund’s profitability or result in losses. The Fund could incur material losses as a result of difficult market conditions, and there can be no assurance that the Fund will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future.

Financial Crises and Effects on Global Financial Markets

World financial markets have in the past experienced and may in the future experience extraordinary market conditions, including, among other things, extreme losses and volatility in securities markets and the failure of credit markets to function. In reaction to these events, regulators in the U.S. and several other countries previously have taken and may in the future take regulatory actions. However, global financial markets may remain volatile, and it is uncertain whether regulatory actions will be able to prevent losses and volatility in securities markets. It is possible that regulatory actions might increase the possibility of future volatility. Regulations may increase market fragmentation and decrease the global flow of capital as it may be too difficult for the Fund and other market participants to comply with multiple regulatory regimes. There may be significant new regulations that could limit the Fund’s activities and investment opportunities or change the functioning of capital markets, and there is the possibility of regional and/or worldwide economic downturn. Consequently, the Fund may not be capable of, or successful at, preserving the value of its assets, generating positive investment returns, or effectively managing its risks.

Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests, directly and indirectly, are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this Prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests, directly and indirectly. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests, directly and indirectly. The Portfolio Investments in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Investment Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyberattack could have a material adverse effect on the Fund.

Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cybersecurity incidents, including cyberattacks. Cyberattacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Investment Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyberattacks may interfere with the processing of member transactions, impact the Fund’s ability to calculate its NAV, cause the release of private member information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for Portfolio Investments in which the Fund invests, which could result in material adverse consequences for such Portfolio Investments, and may cause the Fund’s investment in such Portfolio Investments to lose value. The Investment Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyberattacks, but there is no guarantee the Investment Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyberattacks is becoming increasingly sophisticated; the Investment Adviser cannot control the cybersecurity systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

Risks Related to Our Business and Structure

We are a recently formed company with no operating history and we are dependent on the portfolio managers of our Investment Adviser.

We were formed in April 2021 and have no operating history. As a result, we have limited financial information on which you can evaluate an investment in the Fund. In addition, our Investment Adviser, SAX Capital LLC, was formed in 2016 and has no previous experience managing a closed-end, registered investment company. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. In addition, we are initially reliant on Steven Greenberg, our President and one of our Managers, and Managing Director and CEO of the Investment Adviser, as well as Michael “Parker” Thompson for implementation of our initial investment program until such time as the Fund builds out a larger investment team. The absence or departure, for any reason, of either of the foregoing would require the Investment Adviser to replace such person with other qualified personnel, which could have an adverse impact on our investment program. The Investment Adviser intends to hire additional investment professionals.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Our ability to achieve our investment objective will depend on our Investment Adviser’s ability to identify, analyze and invest in Portfolio Investments that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. There can be no assurance that the Investment Adviser will be successful in investing in Portfolio Investments that meet our investment criteria, or that we will achieve our investment objective. In addition, if the Fund fails to achieve its estimated size and the Expense Limitation Agreement is not renewed, expenses will be higher than expected. It may be difficult to implement the Fund’s strategy unless we raise a meaningful amount of assets.

Our Investment Adviser also currently manages several pooled investment vehicles in which we have no economic interest. These investment vehicles are typically Delaware limited liability companies, which hold the securities of one or more issuers of private company stock. Managing these pooled investment vehicles requires the time of the Investment Adviser’s professionals, and may distract them or slow the rate of investment in the Fund. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to make distributions.

We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made as of any particular date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Due to the illiquid nature of our investments, we may not be able to sell our investments when we determine to do so.

When we or one of the Investment Vehicles in which we invest complete an investment, such purchaser generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority shareholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, our or an Investment Vehicle’s ability to liquidate such securities may be constrained. Transfer restrictions and inability to withdraw capital from Investment Vehicles other than on a distribution therefrom could limit our ability to liquidate our positions in these securities (e.g., to fund quarterly repurchases of Units).

We intend to adhere to our primary investment strategy to “buy and hold” our Portfolio Investment securities. However, in the event we need to liquidate such securities prior to a Portfolio Investment’s liquidity event (i.e., IPO or merger or acquisition transaction of a Portfolio Company), there can be no assurance that a trading market will develop for the securities that we determine to liquidate or that the subject Portfolio Investments will permit their shares or interests to be sold through such platforms.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Units), or at all. Due to the difficulty of assessing our NAV, the NAV for our Units may not fully reflect the illiquidity of our portfolio, which may change on a weekly basis, depending on many factors.

The Investment Vehicles in which we invest may be subject to lock-up provisions or agreements that could prohibit them from selling securities underlying our investments for a specified period of time.

Even if some of the Portfolio Companies of our Investment Vehicles complete IPOs, such private funds will often be subject to lock-up provisions that prohibit them from selling investments into the public market for specified periods of time after IPOs, typically 180 days. As a result, the market price of securities that we indirectly hold may decline substantially before the Investment Vehicles are able to sell these securities following an IPO and make distribution of proceeds to the Fund.

There are significant potential risks associated with investing, directly or indirectly, in venture capital and private equity-backed companies with complex capital structures.

A primary feature of our investment objective is to invest in private companies indirectly through Investment Vehicles, and to hold such our investments in such Investment Vehicles until a liquidity event with respect to such underlying Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our Investment Adviser’s senior investment professionals and our Board of Managers have extensive experience evaluating and investing in private companies with such complex capital structures, and in Investment Vehicles that invest in such companies, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular Investment Vehicle or its underlying investments. Any such failure on our part could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory Agreement with the Investment Adviser. The Investment Adviser is controlled by Steven Greenberg, our President and one of our Managers. Mr. Greenberg, as a principal of the Investment Adviser, manages the business and internal affairs of the Investment Adviser.

In addition, our executive officers and Managers, and the principals of our Investment Adviser serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our Members.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, Managers and Investment Adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while the Investment Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that are currently or in the future may be managed by the Investment Adviser, to the extent it does identify such opportunities, the Investment Adviser has established a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. These allocation policies provide that the general policy of the Investment Adviser will be to allocate purchase or sale opportunities among its clients on a pro rata basis, measured by reference to each client’s relative net asset value as of the beginning of the month in which the purchase or sale is executed. Exceptions to the general policy include situations in which (1) the investment objectives of a particular client dictate that a position that is larger or smaller than for other clients; (2) particular clients may not have the requisite amount of cash available for a pro rata investment, and (3) an investment in a security or other investment may lead to positive or negative tax consequences for certain clients (and/or their investors), which may necessitate a greater or lesser investment in that security or other investment, as appropriate. The Investment Adviser will, however, allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts it manages. Our Board of Managers will monitor on a quarterly basis any such allocation of investment opportunities between the Fund and any such other funds and accounts.

We do not intend to enter into transactions with Portfolio Investments that may be considered affiliates of the Fund or the Investment Adviser, nor do we intend (a) to purchase or sell any securities or other property, to or from any affiliate or promoter of the Fund, or any principal underwriter of the Fund, or any affiliate of the foregoing, (b) to loan money to any of the foregoing, or (c) to enter into a joint enterprise with any of the foregoing. As such, the Fund does not anticipate any conflicts of interest or potential issues arising with respect to the prohibitions on affiliate transactions contained in Sections 17(a) and 17(d) of the 1940 Act (and the rules promulgated thereunder). The Fund will at all times comply with such provisions, and to the extent deemed necessary by the Board of Managers, will apply for exemptive relief from the SEC. If the Fund files an application for exemptive relief with the SEC for any reason, there is no guarantee that such relief will be granted. In any interim period pending response to an application for exemptive relief from the SEC, the Fund will comply with the requirements of the 1940 Act concerning affiliate transactions. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any prohibited transactions with any affiliates. Under the 1940 Act, our Board of Managers has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

We have also adopted a Code of Ethics which applies to, among others, our officers, including our principal executive officer and principal financial officer, as well as our Managers, Chief Compliance Officer and employees. Our officers and Managers also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees, officers and Managers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and Manager must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer, as well as provide periodic reports concerning their personal securities transactions and obtain prior clearance of certain personal trades. Any pre-clearance approval that is granted will be effective for only two business days (the day on which approval is given and one additional business day) and no clearance will be given to any officer or Manager to purchase or sell any security (i) on a day when the Fund has a pending “buy” or “sell” order in that same security until that order is executed or withdrawn or (ii) when the chief compliance officer has been advised by the Investment Adviser that the same security is being considered for purchase or sale by the Fund (which the Investment Adviser is obligated to do pursuant to the Investment Advisory Agreement). The Board of Managers shall consider reports made to it under the Code of Ethics and shall determine whether the policies established in the Code of Ethics have been violated, and what sanctions, if any, should be imposed on the violator, including, but not limited to, a letter of censure, suspension or termination of the employment of the violator, or the unwinding of the transaction and disgorgement of any profits to the Company. The Board of Managers shall review the Code of Ethics at least once a year.

The lack of experience of our Investment Adviser and its management in operating under the constraints imposed on us as a registered investment company may hinder the achievement of our investment objective.

We will be subject to numerous constraints on our operations under both the 1940 Act and the Code. For example, qualification for U.S. federal income taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. The Investment Adviser does not have experience investing under these constraints. These constraints, among others, may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

We will elect to be treated as a RIC and intend to operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our Members if such distributions are made on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements (and will pay corporate-level U.S, federal income tax on any undistributed income). We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).

We will satisfy the annual distribution requirement for a RIC if we distribute to our Members on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. Because we must make distributions to our Members as described above, such amounts, to the extent a Member is not participating in our dividend reinvestment option, will not be available to us to make investments. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.

To qualify as a RIC, in general, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private funds and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our Members. The Code includes certain savings provisions that will allow the Fund to cure certain inadvertent failures to qualify as a RIC due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements. For a more detailed discussion, see “U.S. Federal Income Tax Matters”.

Members may be subject to federal, state or local income tax as a result of the automatic reinvestment of distributions without distribution of cash to pay such tax.

For U.S. federal income tax purposes, all distributions are generally taxable whether a Member takes them in cash or they are reinvested pursuant to the reinvestment policy in additional Units of the Fund. The automatic reinvestment of distributions does not relieve a participant of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions and does not provide a participant a correlating distribution of cash to pay such tax. For a more detailed discussion, see “U.S. Federal Income Tax Matters”.

Even in the event the value of your investment declines, the Advisory Fee will still be payable.

The Advisory Fee shall accrue daily at an annual rate equal to [___]% of the average weekly calculated NAV of the Fund, and shall be paid quarterly in arrears. The Advisory Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, we will owe the Investment Adviser a quarterly Advisory Fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal quarter for which the Advisory Fee is paid.

Our Board of Managers may change our non-fundamental investment policies and our investment strategies without prior notice or Member approval, the effects of which may be adverse.

Our Board of Managers has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without Member approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to Members and cause you to lose all or part of your investment.

Risks Related to the Offering Made Pursuant to this Prospectus and Our Units

Members will have only limited liquidity.

The Fund is a closed-end investment company, provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 of the 1940 Act, and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Units are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Units and the Fund expects that no secondary market will develop. Units are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Fund’s repurchase policy.

Limited liquidity is provided to Members only through the Fund’s quarterly repurchase offers for 5% of the Units outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee, and it is unlikely, that Members will be able to sell all of the Units they desire to sell in a quarterly repurchase offer. Additionally, in certain instances such repurchase offers may be suspended or postponed by a vote of a majority of the Board of Managers, including a vote by a majority of the Independent Managers, as permitted by the 1940 Act and other laws. See “Quarterly repurchases of Units.”

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings (if possible) earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio.

Quarterly repurchases by the Fund of its Units typically will be funded from available cash. However, payment for repurchased Units may require the Fund to liquidate securities of Portfolio Investments (if possible), and earlier than the Investment Adviser would otherwise liquidate such holdings. Such liquidation could potentially result in losses, and may increase the Fund’s portfolio turnover. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Units. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Members who do not tender their Units in a repurchase offer by increasing the Fund’s expenses (subject to the Expense Limitation Agreement) and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Portfolio Investment securities, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of Portfolio Investment securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of Units will tend to reduce the amount of outstanding Units and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Expense Limitation Agreement), to the extent that additional Units are not sold. In addition, the repurchase of Units by the Fund may be a taxable event to Members.

There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest principally in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making principally capital gains-based investments directly and indirectly in equity securities (which generally will not be income producing) and pursuant to the restrictions on capital gains distribution of an investment company contained in the 1940 Act, we will not make distributions any more frequently than twice in any calendar year nor do we expect to become a predictable issuer of distributions. In addition, we expect that our distributions, if any, will be less consistent than other investment companies that principally make debt investments. If the Fund declares a cash distribution, then Members’ distribution will be automatically reinvested in additional Units, unless they specifically “opt out” of the dividend reinvestment option by written request to the Investment Adviser so as to receive cash.

We will have broad discretion over the use of proceeds from this continuous offering and will use proceeds in part to satisfy operating expenses.

We will have broad discretion over the use of the proceeds of this continuous offering and may use the net proceeds in ways with which you may not agree. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Early investors in the Fund will bear a greater proportion of the Fund’s organizational expenses.

The Fund’s Members will incur the costs of the Fund’s organization (subject to the Expense Limitation Agreement), and therefore early investors in the Fund will bear a greater proportion of the Fund’s organizational expenses. It is also possible that the Fund may not raise significant assets, either initially or on a longer-term basis, further increasing the proportion of costs borne by early investors.

The foregoing list of “risk factors” is not a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own legal, tax and financial advisors before deciding to invest in the Fund.

MANAGEMENT OF THE FUND

The Board of Managers

The Board of Managers of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board of Managers are and will be persons who are not “interested persons” of the Fund or the Investment Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Manager” and, collectively, the “Independent Managers”). For purposes of the 1940 Act, our Board of Managers is the limited liability company equivalent to a Board of Directors, and each Manager is the equivalent to a Director. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. Subject to the provisions of Delaware law, the Managers will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Managers and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Managers, are set forth under “Management” in the SAI.

Portfolio Managers

The Investment Adviser’s Portfolio Management Team is principally responsible for the investment management of the Fund. See below for biographies of each member of the Portfolio Management Team.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served as Portfolio Manager(2)	Principal Occupation(s) During the Past Five Years
Steven Greenberg DOB: 10/20/66	President	Since inception	Managing Director, CEO of SAX Capital LLC (March 2017 to present) President, Six Gables Software (February 2012 – March 2017)
Michael “Parker” Thompson DOB: 1/20/1979	None	Since inception	General Partner, TnT Ventures (July 2020 - present) Manager, Access Fund (February 2020 to present) Partner at AngelList (November 2015 – February 2021)

(1)	All addresses c/o AL Venture Fund LLC, 1140 3rd Street NE, 2nd Floor, Washington, DC 20002.

(2)	The Fund has not yet commenced operations.

Steven Greenberg has been the President and a member of the Board of Managers of the Fund since inception, and is the Managing Director of SAX Capital LLC. Mr. Greenberg is a co-founder of SAX Capital and its Chief Executive Officer. He is an experienced executive, product manager, and technologist. Prior to SAX Capital, he was President of Six Gables Software, a consulting firm with both government and commercial clients. Mr. Greenberg’s career has included senior roles in Product and Engineering at Vast.com, AOL, Tangible, and Epinions.com. He holds a Master of Science in Computer Information Systems from Boston University and a Bachelor of Arts from Dickinson College.

Michael “Parker” Thompson is a general partner in TnT Ventures, an early-stage venture fund focused on business-to-business SaaS. He also manages the Access Fund, a fund which invests in individual investments and funds managed by AL Advisors Management Inc. Parker was previously a Partner at AngelList and sat on its investment committee and worked to develop the AL Platform. He began his venture career at 500 Startups, where he was a seed-stage investor and built its accelerator program in San Francisco. Parker was an early employee at Pivotal (acquired EMC) where he began as a Software Engineer and then established and led the Business Development team. Parker has also held roles as CTO (Placesite) and Data Engineer (Internet Archive). Parker holds a Master’s Degree in Information Management from UC Berkeley, where his focus was on the public policy implications of applying historical copyright law in digital contexts.

The Fund is initially reliant on Messrs. Greenberg and Thompson for implementation of its initial investment program until such time as the Fund builds out a larger investment team. The absence or departure of either individual, for any reason, would require the Investment Adviser to replace s with other qualified personnel, which could have an adverse impact on the Fund’s investment program. The Investment Adviser intends to hire additional investment professionals.

Compensation of Portfolio Managers

The portfolio managers receive a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Investment Adviser. The Portfolio Management Team members do not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund. The SAI provides additional information about the compensation of the Portfolio Management Team, other accounts managed by the Portfolio Management Team, and the Portfolio Management Team’s ownership of securities of the Fund.

The Investment Adviser

Under the supervision of the Board of Managers and pursuant to the Investment Advisory Agreement, SAX Capital LLC, an investment adviser registered with the SEC under the Advisers Act, serves as Investment Adviser to the Fund. The Investment Adviser is located at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002.

The Investment Adviser was formed in November 2016 as a Delaware limited liability company, and registered with the SEC under the Advisers Act in July 2020. The Investment Adviser manages multiple investment vehicles, and as of the end of the most recent fiscal quarter (December 31, 2020) held in the aggregate approximately $335 million under management. The Investment Adviser has no previous experience managing a closed-end, registered investment company.

Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Investment Advisory Agreement authorizes the Investment Adviser to implement the Fund’s investment program.

The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.

For a discussion of the Investment Adviser’s compensation, see “Fees and Expenses – Advisory Fee” below.

The Fund Administrator

The Fund will enter into an Administration and Fund Accounting Agreement (the “Fund Administration Agreement”) with [_____] to perform certain financial, accounting, corporate, administrative, registrar and other services on behalf of the Fund. The Fund Administrator will be paid a monthly fee (the “Fund Administration Fee”) by the Fund.

The Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of the Investment Adviser, for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Managers; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers.

The Fund Administration Fee is based on the Fund Administrator’s standard schedule of fees charged by it for similar services. See “Fees and Expenses – Fund Administration Fee.” These fees are detailed in the Fund Administration Agreement, a copy of which is filed herewith and can be obtained from the Investment Advisor through the Fund’s website at www.[___].com, by written request to the Investment Adviser at the following e-mail address: [__], or by a written request addressed to the Investment Advisor at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.

The initial term of the Fund Administration Agreement is one year. Thereafter, if not terminated as provided in the Fund Administration Agreement, the Fund Administration Agreement shall continue automatically in effect for successive annual periods. The Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon not less than 90 calendar days’ written notice prior to the end of the respective term. The Fund Administration Agreement is also terminable upon the material breach of the other party of any term of the Fund Administration Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Fund Administrator enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Under the Fund Administration Agreement:

●	the Fund has agreed to indemnify and hold harmless the Fund Administrator, its employees, agents, officers, directors, shareholders, affiliates and nominees (together the “Fund Administrator Indemnified Parties”) from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, fees, penalties, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by any Fund Administrator Indemnified Parties or for which any Fund Administrator Indemnified Parties may be held liable as a result of the services provided to the Fund (other than by reason of bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations thereunder, uncured material breach of the Fund Administration Agreement or willful misconduct on the part of the Fund Administrator in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

●	the Fund has agreed that, in the absence of an uncured material breach of the Fund Administration Agreement by the Fund Administrator or the bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations under the Fund Administration Agreement or willful misconduct by the Fund Administrator in the provision of the services thereunder, the Fund Administrator shall not be liable to the Fund for: (i) any action taken or omitted to be taken in accordance with or in reliance upon instructions, communications, data, documents or information (without investigation or verification) received by the Fund Administrator from an officer or representative of the Fund, or from any authorized person as defined thereto; (ii) any action taken or omission by the Fund, Investment Adviser, any authorized person or any past or current service provider; or (iii) its reliance on the security valuations without investigation or verification provided by pricing service(s), the Investment Adviser or representatives of the Fund.

In providing services as an administrator, the Fund Administrator does not act as a guarantor of the Fund’s Units. Moreover, the Fund Administrator is not responsible for any investment decisions of the Fund (all of which will be made by the Investment Adviser) or the effect of such investment decisions on the performance of the Fund.

The Fund may engage a different administrator or perform such administrative services itself in its discretion upon notice to Members.

The Custodian

The Fund will enter into a custody agreement (the “Custody Agreement”) with [_____] (the “Custodian”) to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and any associated rules and regulations. The Custodian may place certain of the Fund’s assets with sub-custodians and/or depositories.

The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is filed herewith and can be obtained from the Investment Advisor through the Fund’s website at www.[___].com, by written request to the Investment Adviser at the following e-mail address: [__], or by a written request addressed to the Investment Advisor at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The Fund may retain other custodians from time to time without notice to, or approval of, any Member.

The Custody Agreement is subject to termination by the Custodian or by the Fund upon not less than 90 calendar days’ written notice. The Custody Agreement is also subject to termination by the Custodian or by the Fund upon the breach of the other party of any material term of the Custody Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party. Further, the Custody Agreement may be terminated by the Fund in the event that the Custodian enters receivership or a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

The Custodian’s principal business address is [___].

The Transfer Agent

The Fund will enter into a Transfer Agency Agreement with [_____] (the “Transfer Agent”) to provide transfer agent services to the Fund in connection with the sale and repurchase of Units. The Transfer Agency Agreement provides for fees payable to the Transfer Agent based on the Transfer Agent’s standard schedule of fees charged by it for similar services. These fees are detailed in the Transfer Agency Agreement, a copy of which is filed herewith and can be obtained from the Investment Advisor through the Fund’s website at www.[___].com, by written request to the Investment Adviser at the following e-mail address: [__], or by a written request addressed to the Investment Advisor at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The Transfer Agent will be the dividend paying agent of the Fund.

The Transfer Agency Agreement has a term of one year. Thereafter, if not terminated as provided in the Transfer Agency Agreement, the Transfer Agency Agreement shall continue automatically in effect for successive annual periods. The Transfer Agency Agreement is subject to termination by the Transfer Agent or by the Fund upon 90 calendar days’ written notice prior to the end of the respective term. The Transfer Agency Agreement is also terminable upon the material breach of the other party of any term of the Transfer Agency Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Transfer Agent enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

The Transfer Agent’s principal business address is [___].

The Distributor

The Fund will enter into a Distribution Agreement with [_________] (the “Distributor”) to act as the Fund’s distributor for the Units. The Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. In addition, the Investment Adviser will enter into a Distribution Services Agreement with the Distributor. The Investment Adviser will pay the Distributor certain fees for providing marketing and sales support services to the Fund and reimburse certain out-of-pocket expenses incurred by the Distributor in connection therewith. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Managers in connection with their approval of either the Advisory Agreement or the Advisory Fee. See “Fees and Expenses – Distributor Expenses” below.

The Distribution Agreement and the Distribution Services Agreement each has an initial term of two years. Thereafter, if not terminated as provided in the Distribution Agreement, the Distribution Agreement shall continue automatically in effect for successive annual periods. The Distribution Services Agreement is terminable upon termination of the Distribution Agreement. The Distribution Agreement and the Distribution Services Agreement is each subject to termination by the Distributor or by the Fund upon 60 calendar days’ written notice.

The Distributor’s principal business address is [___].

The Chief Compliance Officer

[_____] (“CCO Provider”) provides to the Fund the services of [_____], the Chief Compliance Officer of the Fund pursuant to a CCO Agreement (the “CCO Agreement”) between the Fund and the CCO Provider. The Fund compensates the CCO Provider for providing such compliance officer services to the Fund. These fees are detailed in the CCO Agreement, a copy of which filed is herewith and can be obtained from the Investment Advisor through the Fund’s website at www.[___].com, by written request to the Investment Adviser at the following e-mail address: [__], or by a written request addressed to the Investment Advisor at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The CCO Agreement may be terminated at any time, without the payment of any penalty upon sixty (60) days’ written notice by either party. In addition, the Board of Managers has the right and authority to remove the individual designated by the CCO Provider as the Fund’s Chief Compliance Officer at any time, with or without cause, without payment of any penalty, in which event the CCO Provider will designate another qualified employee thereof, subject to approval of the Board of Managers and the Independent Managers, to serve as temporary Chief Compliance Officer until the earlier of: (i) the designation of a new permanent Chief Compliance Officer; or (ii) the termination of the CCO Agreement.

Under the CCO Agreement, the CCO Provider is not liable to the Fund or its Members for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the CCO Agreement. Under the CCO Agreement, the CCO Provider and certain related parties (such as the CCO Provider’s officers and persons who control the CCO Provider), are indemnified by the Fund against any and all claims and expenses related to the CCO Provider’s actions or omissions, except for any act or omission resulting from the CCO Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the CCO Agreement.

The CCO Provider’s principal business address is [___].

Liquidating Trust

The Board of Managers may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

[___] (the “Accounting Firm”) serves as the independent registered public accounting firm of the Fund. The Accounting Firm’s principal business address is located at [__].

The law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017, serves as legal counsel to the Fund. The firm may also act as legal counsel to the Investment Adviser and its affiliates with respect to various matters. The firm does not represent potential investors with respect to their investment in the Fund.

FEES AND EXPENSES

Advisory Fee

The Fund will pay the Advisory Fee to the Investment Adviser as compensation for its Investment Advisory services. The Advisory Fee shall accrue daily at an annual rate equal to [__]% of the average weekly calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below. A discussion regarding the basis for the Board of Managers approval of the Investment Advisory Agreement, or any future amendments, will be available in the Fund’s annual and semi-annual report to Members.

Fund Administration Fee

The Fund will pay the Fund Administrator the following fees monthly at the specified annual rate: for administrative services [__]% on the first $[ ] million of net assets, [__]% on the next $[__] million of net assets, and [__]% on net assets greater than $[__] million; and for accounting services a $[__] base fee plus [__]% of net assets up to $[__] million, [__]% on the next $[__] million of net assets, and [__]% on net assets greater than $[__] million, plus out-of-pocket expenses for each of the preceding services.

Repurchase Fee

The Fund’s Board of Managers has determined to waive the Fund’s Repurchase Fee assessed on Members who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board of Managers approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Managers at any time. Absent such a waiver, Members who choose to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Units the Fund repurchases from them for Units held less than 365 days. Units held longest will be treated as being repurchased first and Units held shortest will be treated as being repurchased last. The repurchase fee does not apply to Units that were acquired through reinvestment of distributions. Units held for 365 days or more are not subject to the 2.00% fee. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for redeeming Units and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases.

Member Services Fee

The Fund has adopted a “Member Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Units of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to [0.25]% of its weekly average NAV.

Distributor Expenses

Pursuant to the Distribution Agreement between the Fund and the Distributor, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund will determine it is advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus and any other sales material (and any supplements or amendments thereto). The Distributor serves in such capacity on a best efforts basis, subject to various conditions, and may enter into related selling group agreements with various Financial Intermediaries to assist in the distribution of Units. Units are available to investors investing through Financial Intermediaries where such Financial Intermediary has agreed to provide certain administrative services.

Pursuant to a Distribution Services Agreement between the Investment Adviser and the Distributor, the Investment Adviser will pay the Distributor certain fees for providing marketing and sales support services to the Fund and reimburse certain out-of-pocket expenses incurred by the Distributor in connection therewith. The maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement (excluding reimbursement of expenses) will not exceed [__]% of total net assets of the Fund, calculated and paid monthly, subject to a minimum monthly fee of $[__]. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Managers in connection with their approval of either the Advisory Agreement or the Advisory Fee.

Other Expenses

The Fund pays all of its organizational and investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or the CCO Provider, and all expenses incurred in connection with the continuous offering and sale of its Units and communications with Members. The Fund also directly pays any extraordinary operating expenses.

The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.

The Board of Managers, including a majority of the Independent Managers, has adopted a procedure that the Board of Managers has determined is reasonably designed to provide that any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) received by affiliated persons of the Fund or the Investment Adviser for effecting transactions as broker (“Affiliated Broker”) in connection with the purchase and sale of securities by the Fund are (i) reasonable and fair compared to the Broker Fees received by other brokers in connection with comparable transactions involving similar instruments being purchased or sold on a securities exchange during a comparable period of time, or (ii) otherwise subject to the limits prescribed by Section 17(e) of the 1940 Act. Such procedure permits the Fund to effect transactions through an Affiliated Broker, provided that the Broker Fees received by the Affiliated Broker in connection with the sale of securities to or by the Fund are subject to the following limits contained in Section 17(e)(2) of the 1940 Act: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Board of Managers, including a majority of Independent Managers, shall determine no less frequently than quarterly that all transactions effected pursuant to the aforementioned procedures during the preceding quarter were effected in compliance with such procedures. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.

Expense Limitation Agreement

The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund, including organizational expenses (but excluding interest, taxes, other expenditures which are capitalized in accordance with GAAP, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of [___]% of the average NAV of the Fund until [___], 2023, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Managers. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the Expense Limitation in effect at the time of waiver/reimbursement or at the time of recoupment and the reimbursement is made within three years after the time at which the Investment Adviser reduced the fee or incurred the expense.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment portfolios because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Units on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Units are not traded on an active market and there is currently no secondary market for the Units, nor does the Fund expect a secondary market in the Units to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.

SUBSCRIPTION FOR UNITS

Each investor must initially purchase a minimum of $2,500 of Units in the Fund. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject, in the case of investors purchasing Units with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date).

Each investor purchasing Units must submit a completed application to a Financial Intermediary before the applicable purchase date. The Fund has the sole right to accept applications for Units and reserves the right to reject in its complete and absolute discretion any application for Units in whole or in part, which it will do only in the event that acceptance of any particular subscription for Units would cause the Fund either to be in breach of any applicable laws or regulations, such as anti-money laundering laws or sanctions, or would impose burdensome compliance obligations on the Fund, such as certain laws and regulations related to foreign investors. The Fund also reserves the right to suspend sales of Units at any time.

PLAN OF DISTRIBUTION

[____] (the “Distributor”), located at [____], acts as the Fund’s distributor in connection with the offering of Fund Units. The Distributor serves on a best efforts basis, subject to various conditions. It is not required to buy any Units and does not intend to make a market in the Units. The Fund’s Units are offered for sale at NAV next calculated after receipt of the purchase in good order. A purchase will deemed to have been received in good order if the application for Units has been completed in accordance with the instructions provided to the investor, meets the required minimum purchase amount and is in compliance with all laws applicable to the Fund. The initial NAV of the Units is $20.00 per Unit. The Distributor may enter into selling group agreements with various broker-dealers to assist in the distribution of Units. No arrangement has been made by the Fund to place funds received in an escrow, trust or similar account. Units of the Fund will not be listed on any national securities exchange. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for providing certain distribution-related services to the Fund.

The Investment Adviser or its affiliates, in the Investment Adviser’s or such affiliates’ discretion and from their own resources, including out of the Investment Adviser’s own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Units (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Units held by Members introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

The Fund and the Investment Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Prior to the date on which the Fund’s registration statement on Form N-2 was declared by the SEC to be effective, the Investment Adviser purchased Units from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

How to Purchase Fund Units

Investors may purchase Units directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund Administrator. The returned check and stop payment fee is currently $[__]. Investors may buy and sell Units of the Fund through Financial Intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Units of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Units in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other member services. Financial Intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NASDAQ is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Wire or ACH — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires or transmits funds. Investors may mail or overnight deliver an account application to the Transfer Agent, or submit an application through the Fund’s website. To make an initial purchase through the Fund’s website, an investor will first create an electronic account and electronically complete, execute and deliver a copy of the subscription agreement, which is available on [www._____.com]. You will also be asked to electronically provide ACH instructions to the Fund for the full purchase price of the Fund’s Units being subscribed for.

Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire or ACH payment. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If investors wish to wire money to make an investment in the Fund, please call the Fund Administrator at [___] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. ACH payments will be made automatically once the investor’s account is set up on the Fund’s website. The Fund will normally accept wired or ACH transferred funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NASDAQ. An investor’s bank may charge such investor a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: [___]
Credit: [___], n.a.
Account #: [___]
Further Credit: AL Venture Fund LLC
Investor name(s):
Investor account number:

By Wire — Subsequent Investments

Before sending a wire, investors must contact the Fund Administrator to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and the Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

Investors may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from an investor’s bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Investors may elect to make subsequent investments by transfers of a minimum of their initial investment amount quarterly, semi-annually or yearly into such investor’s established Fund account. Please contact the Fund Administrator at [___] for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional Units of the Fund by calling the Fund Administrator at [___]. If an investor elected this option on the account application, and the account has been open for at least [___] days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for Units received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, Members may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.

As requested on the application, investors must supply a full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Fund Administrator at [___] for additional assistance when completing an application.

If the Fund Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to AL Venture Fund LLC to:

AL Venture Fund LLC
c/o [___]

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept cashier’s checks, third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Units, nor postdated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $[ ] fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. The Fund reserves the right to reject any application only in the event that accepting such an application would cause the Fund either to be in breach of any applicable laws or regulations, such as anti-money laundering laws or sanctions, or would impose burdensome compliance obligations on the Fund, such as certain laws and regulations related to foreign investors.

Purchase Terms

The minimum initial purchase by an investor is $2,500. The Fund’s Units are offered for sale at NAV, subject to Member services fees of up to [0.25%] of the average weekly calculated NAV. The Fund reserves the right to waive the investment minimum. The price of the Units during the Fund’s continuous offering will fluctuate over time with the NAV of the Units.

The Investment Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Units over $[___] calculated as follows: [___]% on purchases between $[___] and $[___], [___] on amounts over $[___] but less than $[___], [___]% on amounts over $[___]. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Units.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Units of the Fund as part of your current investment as well as reinvested distributions. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing Units for your own account or trust or custodial accounts for your dependent children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s Transfer Agent at the time of your purchase. You will need to give the Transfer Agent your account numbers. Existing holdings of family members or other related accounts of a Member may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your dependent children as well as the ages of your dependent children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Units of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Units. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include the cost of Units of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Transfer Agent receiving the letter of intent. You may combine purchases by family members (limited to spouse and dependent children living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. Units acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Member Services Fee

The Fund has adopted a “Member Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed Units of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to [0.25]% of its weekly average NAV.

QUARTERLY REPURCHASES OF UNITS

The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for 5% of its Units outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. Units will be repurchased at the NAV per Unit determined as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. The Fund expects its first Repurchase Request Deadline will be during the third calendar quarter of 2021.

Members will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Units and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board of Managers and will be based on factors such as market conditions, liquidity of the Fund’s assets and Member servicing conditions. The time between the notification to Members and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. The repurchase price of the Units will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the Member’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board of Managers may establish other policies for repurchases of Units that are consistent with the 1940 Act, the regulations promulgated thereunder, and other pertinent laws. Units tendered for repurchase by Members prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, net of any repurchase fee, will be paid to Members prior to the Repurchase Payment Deadline.

Repurchase Amounts

The Board of Managers, or a committee thereof, in its sole discretion, will determine the number of Units that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Units at NAV. In connection with any given repurchase offer and pursuant to one of its fundamental policies, the Fund will offer to repurchase 5% of the total number of its Units outstanding on the Repurchase Request Deadline.

If Members tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Units not to exceed 2% of the outstanding Units of the Fund on the Repurchase Request Deadline. If Members tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Units on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Members may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Units tendered for repurchase by Members who own fewer than 100 Units and who tender all of their Units, before prorating other amounts tendered. In such cases, the Fund will confirm with such Member’s brokers that the beneficial holder of such Units actually owns fewer than 100 Units. In addition, pursuant to Rule 23c-3(b)(5) of the 1940 Act, to the extent that Members have not tendered more than the Repurchase Offer Amount plus 2% of the outstanding Units of the Fund, the Fund will accept the total number of Units tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Member’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. If Members tender less than the Repurchase Offer Amount, the Fund will repurchase only those Units offered for repurchase and shall not repurchase any other Units.

Repurchase Fee

For Units held less than 365 days, the Fund will deduct a 2.00% repurchase fee on your repurchase amount. Units held longest will be treated as being repurchased first and Units held shortest will be treated as being repurchased last. The repurchase fee does not apply to Units that were acquired through reinvestment of distributions. Units held for 365 days or more are not subject to the 2.00% fee. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for redeeming Units and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases.

Notice to Members

Notice of each repurchase offer will be given to each beneficial owner of Units approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. The notice will:

●	contain information Members should consider in deciding whether to tender their Units for repurchase;

●	include detailed instructions on how to tender Units for repurchase;

●	state the Repurchase Offer Amount;

●	identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline;

●	describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

●	describe (i) the procedures for Members to tender their Units for repurchase, (ii) the procedures for the Fund to repurchase Units on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Members to withdraw or modify their tenders of Units for repurchase until the Repurchase Request Deadline; and

●	will set forth the NAV that has been computed no more than seven days before the date of notification, and how Members may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Units will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. You may visit the Fund’s website (http://www.[___].com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Members of the Fund. Any such suspension would require the approval of a majority of the Board of Managers (including a majority of Independent Managers) in accordance with Rule 23c-3 of the 1940 Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Members until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board of Managers will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board of Managers will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash. Payment for repurchased Units, however, may require the Fund to liquidate investments in Portfolio Investments, and earlier than the Investment Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Units. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Members who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of securities of Portfolio Investments to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s Units will reduce the amount of outstanding Units and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Units are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Units by the Fund may be a taxable event to Members.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Member’s only means of liquidity with respect to their Units. Members have no rights to redeem or transfer their Units, other than limited rights of a Member’s descendants to redeem Units in the event of such Member’s death pursuant to certain conditions and restrictions. The Units are not traded on a national securities exchange and no secondary market exists for the Units, nor does the Fund expect a secondary market for its Units to exist in the future.

BORROWING

The Fund will not borrow or issue preferred Units or debt during its first 12 months of operations, and thereafter the Fund intends to have the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from Members pursuant to the quarterly repurchase offers and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. The interest on borrowing by the Fund will be at prevailing market rates, to the extent the Fund borrows. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

DISTRIBUTIONS

Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from an Investment Vehicle, the Fund will make cash distributions of the net profits, if any, to Members (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Managers determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Managers, if necessary for the Fund to maintain its status as a RIC and in accordance with the 1940 Act). The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by [___] (the “Agent”). Pursuant to the policy, any distributions by the Fund to its Members, net of any applicable U.S. withholding tax, are reinvested in Units of the Fund.

Members automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating Member. Members who do not wish to have distributions automatically reinvested should so notify the Agent in writing at AL Venture Fund LLC, c/o [___]. Such written notice must be received by the Agent 30 days prior to the record date of the distribution or the Member will receive such distribution in Units through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s distributions to Members are reinvested in full and fractional Units as described below.

When the Fund declares a distribution, the Agent, on the Member’s behalf, will receive additional authorized Units from the Fund. The number of Units to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Unit as of the date of such distribution.

The Agent will maintain all Member accounts and furnish written confirmations of all transactions in the accounts, including information needed by Members for personal and tax records. The Agent will hold Units in the account of the Members in non-certificated form in the name of the participant, and each Member’s proxy, if any, will include those Units purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating Members.

In the case of Members, such as banks, brokers or nominees, that hold Units for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of Units certified from time to time by the record Member as representing the total amount of Units registered in the Member’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Units are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See sections entitled “Risks Related to Our Business and Structure” and “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to, and additional information may be obtained from, the Agent at AL Venture Fund LLC, c/o [___] or overnight express mail to AL Venture Fund LLC, c/o [___]. Certain transactions can be performed by calling the toll free number [___].

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s Units is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Unit will be offered at NAV next calculated after receipt of the purchase in good order. A purchase will deemed to have been received in good order if the application for Units has been completed in accordance with the instructions provided to the investor. During the continuous offering, the price of the Units will increase or decrease on a weekly basis according to the NAV of the Units. In computing NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Managers. The Board of Managers has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Managers has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Managers, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Managers (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee shall monitor (i) the material aspects of the Fund’s valuation procedures as adopted by the Board of Managers and revised from time to time, and (ii) the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.

Pursuant to valuation policies and procedures adopted by the Board of Managers, the Investment Adviser is responsible for determining and documenting (1) whether market quotations are readily available for portfolio securities of the Fund; (2) the fair value of portfolio securities for which market quotations are not readily available; (3) the fair value of any other assets or liabilities considered in the determination of the NAV. Depending on the portfolio security being valued, the Investment Adviser is responsible for maintaining records for each investment, reflecting various significant positive or negative events in the fundamental financial and market information relating to each investment that support or affect the fair value of the investment. The Investment Adviser will provide the Board of Managers and the Valuation Committee with periodic reports (but no less often than monthly) that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. On a quarterly basis, the Board of Managers will review and, if necessary, ratify or revise any fair value determinations made by the Investment Adviser in accordance with the Fund’s valuation procedures.

Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Investment Adviser may consider several factors, including the implied valuation of the asset as reflected by stock purchase contracts reported on alternative trading systems, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, the price of such security in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, the per unit or per share price of the security to be valued in recent verifiable transactions, including private secondary transactions, and the recommendation of the Fund’s Portfolio Management Team. The Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied written procedures established by the Board of Managers and in accordance with GAAP. Under GAAP, the valuation of investment holdings is governed by Financial Accounting Standards Board Accounting Standards Code, Section 820 “Fair Value Measurement” (“ASC 820”).

Prior to investing in any Investment Vehicle, the Investment Adviser will conduct an initial due diligence review of the valuation methodologies utilized by the Investment Vehicle, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Investment Vehicle, the Investment Adviser will monitor the valuation methodologies used by each Investment Vehicle. These valuations involve significant judgment by the managers of the Investment Vehicles and may differ from their actual realizable value. Valuations of Investments Vehicles will typically be provided to the Fund based on interim unaudited financial records of the Investment Vehicles, and, therefore, will be estimates and may fluctuate as a result. The Board of Managers, the Investment Adviser and the Valuation Committee may have limited ability to assess the accuracy of these valuations.

Fair value prices are necessarily subjective in nature, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

CONFLICTS OF INTEREST

The following actual and potential conflicts of interest exist in respect of the Fund:

(1)       Role of the Investment Adviser. The Investment Adviser has an inherent conflict of interest in recommending itself to the Board of Managers as the Fund’s Investment Adviser.

(2)       Other Activities. The principals of the Investment Adviser will devote substantially all of their working time to the management and operation of the Investment Adviser, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of the Investment Adviser may be involved in other business ventures. The Fund will not share in the risks or rewards of the Investment Adviser or its principals with respect to such other ventures. However, such other ventures will compete for their time and attention and might create other conflicts of interest. The Investment Advisory Agreement does not require the Investment Adviser to devote its full time or any specified portion of its time to the Fund, although the Investment Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.

(3)       Other Products Managed by the Investment Adviser. The Investment Adviser currently manages 90 other fund products, and could possibly manage in the future additional fund products or other accounts, that has (or could have) an investment program which could overlap with that of the Fund. The allocation of investments between the Fund and any such products or accounts is and would be governed by the Investment Adviser’s allocation policies and procedures described above under the caption “Risk Factors”, which are designed to provide for fair and equitable treatment of the Fund.

(4)       Financial Intermediaries. Financial Intermediaries may receive ongoing compensation in respect of selling Units, and they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Units. Further, Financial Intermediaries may receive different amounts of compensation with respect to sales of the Units than from other products advised by the Investment Adviser and/or its affiliates, and therefore may have incentives to favor one or more products over others.

The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any prohibited transactions with any affiliates. Under the 1940 Act, our Board of Managers has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to Members of investing in the Fund’s Units, reflects the federal tax law as of the date of this Prospectus only, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and non-U.S. Members. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet, among other things, certain source-of-income and asset diversification requirements each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Members in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a Member is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Units of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all distributions are generally taxable whether a Member takes them in cash or they are reinvested pursuant to the policy in additional Units of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain distributions”), if any, are taxable to Members as capital gains, regardless of the length of time Units have been held by Members. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Units and, after that basis has been reduced to zero, will constitute capital gains to the Member (assuming the Units are held as a capital asset). The determination of the character for U.S. federal income tax purposes of any distribution from the Fund will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Members with a written notice designating the amount of any capital gain distributions and any other distributions.

For more detailed information regarding tax considerations, see the section of the SAI entitled “Tax Status.”

ANTI-TAKEOVER PROVISIONS IN THE OPERATING AGREEMENT

The Fund’s Operating Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Managers, and could have the effect of depriving the Fund’s Members of an opportunity to sell their Units at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Managers are elected for indefinite terms and do not stand for reelection. A Manager may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Managers or by a vote of the holders of at least 75% of the class of Units of the Fund that are entitled to elect a Manager and that are entitled to vote on the matter. The Operating Agreement does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Operating Agreement on file with the SEC for the full text of these provisions.

RESERVES

Liabilities and accruals shall be determined in accordance with GAAP.

LEGAL PROCEEDINGS

As of July 19, 2021, the Fund is not currently a party to in any legal proceeding that we believe would have a material adverse effect upon the Fund or the ability of the Investment Adviser to perform its contract with the Fund.

LIQUIDITY REQUIREMENTS

The Fund will be required to maintain sufficient liquidity to repurchase Fund Units under the quarterly repurchase procedures described above under “Quarterly Repurchases of Units”. Specifically, from the time the Fund sends a notification to Members regarding a quarterly repurchase offer until the applicable repurchase pricing date, the Fund shall reserve, in an amount equal to at least 100% of the applicable repurchase offer amount, assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment (if applicable), within a period equal to the period between the applicable Repurchase Request Deadline and the applicable Repurchase Payment Deadline (or of assets that mature by the next Repurchase Payment Deadline).

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or the SAI without charge.

PRIVACY POLICY NOTICE

This Privacy Policy Notice discloses the privacy policies of the Fund, which is serviced by the Administrator, the Custodian, the Transfer Agent and the CCO Provider, and advised by the Investment Adviser (collectively, the “Companies”). The Fund and Companies are referred to herein collectively as “we” or “us.”

Protecting your privacy is a top priority

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

The information we have and where we get it

We collect information about you from a variety of sources, including:

●	Information we receive from you on applications or other forms, such as your name, address and phone number; email address, your social security number or tax identification number, citizenship and residency and your assets, income and other household information;

●	Information about your other transactions with us, our affiliates or others including financial intermediaries or broker-dealers, such as your account balances and transactions history; and

●	Information from visitors to our website provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

For more information about what we collect online, including our use of cookies, please visit our website.

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors. If you are a parent or guardian and you are aware that your minor child has provided us with such information, please contact us.

How we use this information

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our shareholder statements or reports and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

●	To respond to a subpoena or court order, judicial process or regulatory inquiry;

●	To report suspicious transactions to government agencies and law enforcement officials;

●	To protect against fraud;

●	To provide products and services with the consent or the direction of a customer; or

●	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of personal financial information

We restrict access to information about you to those employees of the Fund or the Companies we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information. Our contracts with the Companies contain provisions restricting their use of your personal information to those purposes for which they were hired.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If you have any questions or concerns about this Privacy Policy Notice, please write to us at:

AL Venture Fund LLC

1140 3rd Street NE, 2nd Floor

Washington, DC 20002

Former customers

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

The California Consumer Privacy Act of 2018 (“CCPA”), granted, commencing on January 1, 2020, a California resident (“Consumer”) various rights with regard to personal information relating to that Consumer that is held by a business, including the right to know what data a business has collected about the Consumer over the past 12 months and the right to request a business to delete any personal information about the Consumer collected by the business, and requires the business to comply with a verifiable Consumer request to that effect. Although these rights do not necessarily apply to the Fund’s Members who are covered under applicable federal privacy law or exceptions within CCPA, other California Consumers may be covered.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. We will notify you of our Privacy Policy Notice annually and inform you of any changes as required. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated July 19, 2021

STATEMENT OF ADDITIONAL INFORMATION

AL Venture Fund LLC

Units of Limited Liability Company Interests

1140 3rd Street NE, 2nd Floor

Washington, DC 20002

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (833) 729-0934

, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of AL Venture Fund LLC (the “Fund”, “we”, “our” or “us”), dated ____________, 2021 (the “Prospectus”). The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (833) 729-0934. Information on the Fund’s website is not incorporated herein by reference. The Fund’s filings with the U.S. Securities and Exchange Commission (“SEC”) also are available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

GENERAL INFORMATION AND HISTORY

The Fund was established as a limited liability company under the laws of the State of Delaware on April 8, 2021, and has no operating history. The Fund’s office is located at 1140 3rd Street NE, 2nd Floor, Washington, DC 20002. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is capital appreciation. See “Investment Objective, Strategies, Methodology and Policies” in the Prospectus.

Fundamental Policies

Neither the Board of Managers nor the Investment Adviser may change the Fund’s stated fundamental policies without the additional approval of a majority vote of the Members of the Fund (each, a “Member”, and collectively, the “Members”), which means the lesser of: (i) 67% of the units of limited liability company interest of the Fund (“Units”) present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

As fundamental policies, the Fund:

(1)	has an investment objective of capital appreciation;

(2)	will not borrow money or issue any senior security except in compliance with Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”), as it may be modified by SEC order, rule or regulation. Section 18 currently requires that the Fund have an asset coverage of 300% upon the issuance of senior securities representing indebtedness and an asset coverage of 200% upon the issuance senior equity securities;

(3)	will not engage in short sales, purchases on margin and the writing of put and call options;

(4)	will not act as underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the U.S. federal securities laws;

(5)	will not engage in the purchase or sale of real estate and real estate mortgage loans;

(6)	will not engage in the purchase or sale of commodities or commodity contracts, including futures contracts;

(7)	will not make loans, except as permitted by the 1940 Act, which prohibits loans to any person who controls or is under common control with the Fund, excluding a company that owns all of the Units of the Fund;

(8)	will invest at least 25% its total assets in companies in the information technology sector (as classified by the Global Industry Classification Standards) (the “Fundamental Concentration Policy”). For purposes of determining compliance with the Fundamental Concentration Policy, the Fund will consider only the underlying Portfolio Companies held by Investment Vehicles and may determine whether a particular underlying Portfolio Company is in the information technology sector in any reasonable manner that is consistent with SEC guidance; and

(9)	will make quarterly repurchase offers pursuant to Rule 23c-3(b) of the 1940 Act (as the same may be amended from time to time) for 5% of the Units outstanding at their net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below), or the next business day if the 14th day is not a business day. The “Repurchase Request Deadline” is the date the repurchase offer ends. The Repurchase Request Deadline will be determined

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by the Fund’s Board of Managers and will be based on factors such as market conditions, liquidity of the Fund’s assets and Member servicing conditions.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of the venture capital investment funds and syndicate investment vehicles in which the Fund invests (except inasmuch as the Fund’s Fundamental Concentration Policy may be affected by the same), but do apply to investments made by the Fund directly.

The Fund’s investment strategies are non-fundamental and may be changed by the Fund’s Board of Managers (the “Board of Managers”).

MANAGEMENT OF THE FUND

The Board of Managers

The Board of Managers of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board of Managers are and will be persons who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Manager” and, collectively, the “Independent Managers”) of the Fund or SAX Capital LLC, the Fund’s investment adviser (the “Investment Adviser”). For purposes of the 1940 Act, our Board of Managers is the limited liability company equivalent to a Board of Directors, and each Manager is the equivalent to a Director. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. Subject to the provisions of Delaware law, the Managers will have all powers necessary and convenient to carry out this responsibility.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Public Company Directorships
Independent Managers
[___] DOB: [___]	Independent Manager	Since inception	[___]	Not applicable.	[___]
[___] DOB: [___]	Independent Manager	Since inception	[___]	Not applicable.	[___]
Interested Managers
Steven Greenberg DOB: 10/20/66	Interested Manager	Since inception	Managing Director, CEO of SAX Capital LLC	Not applicable.	None.

(1)	All addresses c/o AL Venture Fund LLC, 1140 3rd Street NE, 2nd Floor, Washington, DC 20002.

(2)	Each Manager will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3)	The Fund has not yet commenced operations.

(4)	Steven Greenberg is an interested Manager as a result of his position as a Managing Director and CEO of SAX Capital LLC, the Investment Adviser and an affiliate of the Fund.

Additional information about each Manager follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Manager possesses which the Board of Managers believes has prepared them to be effective Managers.

[Biographies of Independent Managers to be added by amendment.]

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The Board of Managers believes that the significance of each Manager’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Manager may not have the same value for another) and that these factors are best evaluated at the board level, with no single Manager, or particular factor, being indicative of board effectiveness. However, the Board of Managers believes that Managers need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board of Managers believes that its members satisfy this standard, as reflected in the experience of each Manager described in the biographies above. Experience relevant to having this ability may be achieved through a Manager’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of Managers of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

Composition of Board of Managers and Leadership Structure. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Managers must be Independent Managers, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Managers. Currently, [___]% of the Fund’s Managers are Independent Managers. Steven Greenberg is an interested person of the Fund, and the Independent Managers have designated [___] as the lead Independent Manager who will chair meetings or executive sessions of the Independent Managers, review and comment on Board of Manager’s meeting agendas, represent the views of the Independent Managers to management and facilitate communication among the Independent Managers. The Board of Managers has determined that its leadership structure, in which the Independent Managers have designated a lead Independent Manager to function as described above, is appropriate in light of the Fund’s investment objective and policies, the Fund’s status as a new company with no performance history, the small size of the Board of Managers and the Fund’s relatively small initial capitalization, as well as the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships. This determination was made after careful consideration by the Independent Managers and reflects the unanimous determination of the Independent Managers. The Board of Managers expects to play an active role in the risk oversight of the Fund and to receive risk oversight reports from the Investment Adviser no less frequently than quarterly, although this has not materially impacted the Board of Managers’ leadership structure.

Officers

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years
Steven Greenberg DOB: 10/20/66	President	Since inception	Managing Director, CEO of SAX Capital, LLC
[___] DOB:[___]	Chief Financial Officer	Since inception	[___]
[___] DOB:[___]	Chief Compliance Officer	Since inception	[___]

(1)	All addresses c/o AL Venture Fund LLC, 1140 3rd Street NE, 2nd Floor, Washington, DC 20002.

(2)	The Fund has not yet commenced operations.

[Biographies of other officers to be added by amendment.]

Committees of the Board of Managers

Audit Committee

The Board of Managers has formed an Audit Committee. The purposes of the Audit Committee are to (i) assist the Board of Managers in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assist the Board of Managers in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and

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(iii) select, oversee and set the compensation of the Fund’s independent auditor (the “Auditor”) and to act as liaison between the Auditor and the Board of Managers.

To carry out its purposes, the Audit Committee shall: (i) pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the Board of Managers and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Investment Adviser or its affiliates, (ii) review and approve the fees charged by the Auditor for audit and non-audit services, (iii) ensure that the Auditor prepares and delivers to the Audit Committee reports, on at least an annual basis: describing (a) the Auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review or peer review of the Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues, and (c) all relationships between the Auditor and the Fund (in response to which the Audit Committee shall actively engage in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor and recommend that the Board of Managers take appropriate action to satisfy themselves of the Auditor’s independence), (iv) pre-approve all auditing services and, subject to limited exception and to certain prohibitions on activities of the Auditor, permissible non-audit services provided to the Fund (and the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals or the engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee, so long as the Audit Committee is informed of each service, and which policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended, to management (which, for purposes of this paragraph, includes the appropriate officers of the Fund, the Investment Adviser, the Fund Administrator, and other key service providers (other than the Auditor)), and (v) subject to limited exception, pre-approve any non-audit services proposed to be provided by the Auditor to (1) the Investment Adviser and (2) any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if such engagement relates directly to the operations and financial reporting of the Fund.

The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits or other special services; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to review the form and substance of the Fund’s financial statements and discuss any matters of concern relating to the Fund’s financial statements, including (a) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) to provide the Auditor the opportunity to report all non-audit services provided to any entity in the “investment company complex” that were not pre-approved by the Audit Committee; (vi) in accordance with Statement of Auditing Standards No. 61, as amended, to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers; (vii) to review the form of written opinion the Auditor proposes to render to the Board of Managers and Members of the Fund; (viii) to review with the Auditor its opinions as to the fairness of the Fund’s financial statements; (ix) to attempt to identify (x) conflicts of interest between management and the Auditor as a result of employment relationships; (y) violations of audit partner rotation requirements; and (z) prohibited independent auditor compensation arrangements whereby the Auditor is compensated based on selling non-audit services to the Fund; (x) to review the quality and adequacy of the internal accounting staff (which, for purposes of this paragraph, includes the appropriate officers and employees of the Fund, the Investment Adviser, the Fund Administrator, and other key service providers (other than the Auditor)); (xi) to consider the Auditor’s comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the weekly net asset valuation process and the adequacy of the computer systems and technology used in the Fund’s operations) and review management’s responses thereto; and (xii) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

The Audit Committee shall (i) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers, (ii) investigate improprieties or suspected improprieties in

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Fund operations, (iii) consider the effect on the Fund of: (a) any changes in service providers, such as accountants or administrators for the Fund, that could impact the Fund’s internal controls or (b) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources and (iv) report its activities to the Board of Managers on a regular basis and make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

The Audit Committee currently consists of each of the Fund’s Independent Managers and shall always be composed entirely of Independent Managers. [___] has been designated as the lead member of the Audit Committee for purposes of interacting with the Fund’s independent auditor.

Nominating and Governance Committee

The Board of Managers has formed a Nominating and Governance Committee that has the responsibility and power to (i) identify individuals qualified to become Managers and recommend to the Board of Managers the candidates for all positions to be filled by the Board of Managers or by the Members of the Fund; (ii) recommend to the Board of Managers candidates for membership on committees thereof; (iii) develop and recommend to the Board of Managers guidelines for effective corporate governance; and (iv) lead the Board of Managers in its annual review of the Board’s performance. The Nominating and Governance Committee consists of each of the Fund’s Independent Managers. The Nominating and Governance Committee does not currently have a policy regarding whether it will consider nominees recommended by Members.

Valuation Committee

The Board of Managers has formed a Valuation Committee to oversee the implementation of the Fund’s valuation procedures, as adopted by the Board of Managers and revised from time to time (the “Valuation Procedures”). The Board of Managers has delegated to the Valuation Committee the responsibility of monitoring the material aspects of the Fund’s Valuation Procedures as well as the Fund’s compliance with respect to the valuation of its assets under the 1940 Act. Pursuant to the Valuation Procedures, the Valuation Committee may delegate its day-to-day responsibility for determining the fair value of the Fund’s assets for so long as permitted in circumstances set forth therein. The Valuation’s Committee’s membership shall consist of all of the Independent Managers. The Valuation Committee shall meet as frequently as circumstances dictate, but in no event less often than quarterly.

The Valuation Committee’s duties shall include: (a) reviewing periodic reports, including pricing reports, submitted to the Valuation Committee by the Investment Adviser, portfolio managers or other persons; (b) documenting valuation discrepancies the Valuation Committee identifies and the resolution and verification steps its takes in connection therewith, and documenting and retaining such actions as part of the Fund’s records; (c) reviewing the appropriateness of all valuations based on any new information or changes in assumptions regarding an investment, reliable market prices, actual trade prices or other information, which is brought to the attention of the Valuation Committee subsequent to any determination of fair value of a particular investment; (d) seeking appraisals, in accordance with the Valuation Procedures, and reviewing the appropriateness of utilized and unutilized inputs for both internal and third party appraisals; (e) investigating any other matter brought to its attention within the scope of its duties; (f) performing any other activities set forth in the Valuation Procedures, as the Board of Managers deems necessary or appropriate; (g) reviewing the Valuation Committee Charter annually, and recommending changes, if any, to the Board of Managers; and (h) conducting a formal review of the Valuation Procedures at least annually in light of its experience in administering the provisions of the Valuation Procedures, evolving industry practices and any developments in applicable laws or regulations and reporting to the Board of Managers at its next regularly scheduled meeting on the outcome of that review.

All actions taken by a committee of the Board of Managers will be recorded and reported to the full Board of Managers at its next meeting following such actions.

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Manager Ownership of Securities

The dollar range of equity securities owned by each Manager is set forth below.

Name of Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Manager in Family of Investment Companies(1)
Independent Managers
[___]	$0	$0
[___]	$0	$0
Interested Managers
Steven Greenberg	$0	$0

(1)	The Fund is recently formed and has not issued Units to any person.

Independent Manager Ownership of Securities

As of the date of this SAI, none of the Independent Managers (or their immediate family members) owned securities of the Investment Adviser, or of an entity (other than a RIC (as defined below)) controlling, controlled by or under common control with the Investment Adviser.

Manager Compensation

The Fund will pay each Independent Manager a fee of $[___] for each Board meeting attended in person and a fee of $[___] for each Board meeting attended by remote video- or tele-conference participation. In addition, the Fund will reimburse each of the Independent Managers for travel and other expenses incurred in connection with attendance at such meetings. Each of the Independent Managers is a member of the Audit Committee, Nominating and Governance Committee and Valuation Committee, and receives a fee of $[___] for each committee meeting attended, whether attended in person or by remote video- or tele-conference participation. Other officers and Managers of the Fund receive no compensation.

The following table summarizes the compensation paid to the Managers of the Fund, including the Audit Committee, Nominating and Governance Committee and Valuation Committee meeting fees, for the period from the Fund’s inception through the date of this SAI.

Name of Manager	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Manager
[___]	[___]	(1)	N/A	N/A	[___]	(1)
[___]	[___]	(1)	N/A	N/A	[___]	1)
Steven Greenberg	N/A		N/A	N/A	N/A

(1)	Estimated payments for the fiscal year ended December 31, 2021 including payments for meetings in 2021 which have yet to be paid. As of the date of the SAI, no payments have been made to the Independent Managers.

Portfolio Managers

The Investment Adviser’s Portfolio Management Team is principally responsible for the investment management of the Fund. The Portfolio Management Team is comprised of Steven Greenberg and Michael “Parker” Thompson. See above for biographies of the portfolio managers.

Compensation of Portfolio Managers

The portfolio managers receive a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Investment Adviser. The portfolio managers do not receive any additional compensation from the Fund for serving as portfolio managers of the Fund.

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Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Adviser. The tables below show the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio managers. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of December 31, 2020.

See the Prospectus under “Conflicts of Interest” for details of certain conflicts of interest between the Fund and the Investment Adviser and its principals.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Steven Greenberg	0	$0	0	$0
Michael “Parker” Thomson	0	$0	0	$0

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles		Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Steven Greenberg	90		$330,000,000	90		$330,000,000
Michael “Parker” Thomson	[__]	$	[__]	[__]	$	[__]

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Steven Greenberg	0	$0	0	$0
Michael “Parker” Thomson	0	$0	0	$0

CODE OF ETHICS

The Fund and the Investment Adviser each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Investment Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

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The Fund’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s pre-clearance requirements and other restrictions. The code of ethics requires Fund personnel to obtain pre-clearance for the purchase of any security if they knew or, in the ordinary course of fulfilling their official duties, should have known, that during the 15-day period before the transaction in such security, other than an Exempt Security (as defined below), or at the time of the transaction the security purchased or sold by them, other than an Exempt Security, was also purchased or sold by the Fund or considered for the purchase or sale by the Fund. An “Exempt Security” is a (i) direct obligation of the U.S. government; (ii) bankers’ acceptance, bank certificate of deposit, commercial paper and high quality short-term debt instrument (defined as any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization), including repurchase agreements; (iii) share issued by open-end funds registered under the 1940 Act, other than exchange traded funds; (iv) security purchased or sold in any account over which the individual has no direct or indirect influence or control; (v) security purchased or sold in a transaction that is non-volitional on the part of either the individual or the Fund, including mergers, recapitalizations or similar transactions; (vi) security acquired as a part of an automatic investment plan; (vii) security acquired upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; (viii) security which the Fund’s is not permitted to purchase pursuant to its investment objectives and the policies set forth in the Fund’s then current prospectus(es) under the Securities Act or the Fund’s registration statement on Form N-2.

The Investment Adviser’s code of ethics allows its personnel to invest in securities for their own account, but requires compliance with the code’s pre-clearance requirements and other restrictions. The Investment Adviser’s code of ethics requires its personnel to obtain pre-clearance for the purchase or sale of any security on a restricted list maintained by the Investment Adviser’s chief compliance officer comprised of securities issuers for which transactions in securities issued by or other financial products referencing such issuers require prior approval by the Investment Adviser’s chief compliance officer. The term security for purposes of the Investment Adviser’s code of ethics pre-clearance restrictions excludes (i) direct obligations of the U.S. government; (ii) bankers’ acceptances; bank certificates of deposit; commercial paper; high quality short-term debt instruments, including repurchase agreements; shares issued by affiliated or unaffiliated money market funds; and (iii) shares issued by open-end investment companies, other than affiliated funds.

[The CCO Provider has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. This code of ethics is designed to prevent access persons of the Fund and the CCO Provider from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the code of ethics).]

The codes of ethics of the Fund and the Investment Adviser are each available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The codes of ethics of the Fund and the Investment Adviser may also be examined on the Internet from the Fund’s website (www.[___].com). A copy of the codes of ethics of the Fund and the Investment Adviser may be obtained, after paying a duplicating fee, by written request to the Investment Adviser at the following e-mail address: [__].

TAX STATUS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Units. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Members subject to special treatment under U.S. federal income tax laws, including Members subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, persons who hold their investment as part of a straddle or hedging, integrated or constructive sale transaction, traders in securities that elect to mark-to-market their securities holdings, regulated investments companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Fund in connection with the performance of services, U.S. expatriates, and Non-U.S. Members, (as defined below). This summary assumes that Members hold Units as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury Regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service, or “IRS,” regarding this offering for the Fund’s status as a “regulated investment company” (“RIC”) (as defined under the Code

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and described in more detail below). This summary does not discuss any aspects of foreign, state or local tax, estate or gift tax, or any U.S. federal taxes other than income taxes. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Member” is a beneficial owner of Units that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Member” is a beneficial owner of Units that is not a U.S. Member.

If an entity treated as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a shareholder of the entity would generally depend upon the status of the Member and the activities of the entity. A prospective Member that is such an entity or a shareholder of such an entity should consult its own tax advisors with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Members are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund will elect to be treated as a RIC under Subchapter M of the Code. As a qualifying RIC, the Fund generally does not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Members as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Members, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of recognized net short-term capital gain over recognized net long-term capital loss, reduced by deductible expenses. Such required amount is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, recognized net long-term capital gain in excess of recognized net short-term capital loss) distributed to Members. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or treated as distributed for tax purposes) to Members. However, as a RIC, the Fund cannot deduct its net operating loss carryovers against its taxable income. We may realize substantial net operating losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. Collectively, such amount is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirements.

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To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock or securities. The Fund refers to this test as the “90% Gross Income Test;” and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

o	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Collectively, the Fund refers to these tests as the “Diversification Tests.”

With respect to these requirements, the Fund will, in certain circumstances, “look through” to the income, assets, and investments of the Investment Vehicles. If the Fund satisfies these requirements and distributes at least 90% of its investment income and net-short capital gains each year, the Fund will not be required to pay federal income taxes on any income it distributes to Members each year, the Fund will not be required to pay federal income taxes on any income it distributes to its Members.

In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Members will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss.

Although the Fund is not prohibited from making foreign investments, currently the Fund does not anticipate making any foreign investments. However, if the Fund acquires any equity interest in an entity treated as a “passive foreign investment company” for U.S. federal income tax purposes, we could be subject to significant adverse tax consequences.

In general, the Fund may sell assets in order to satisfy distribution requirements. However, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Members. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Members. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

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The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Investment in Passive Foreign Investment Companies

The Fund may purchase interests in non-U.S. Investment Vehicles, which may be treated as a passive foreign investment companies (“PFICs”). The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain, even if not distributed to the Fund. If the QEF were to incur losses for a taxable year, those losses would not pass through to the Fund and, accordingly, could not offset other income and/or gain of the Fund. The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Members, nor would they be required to be made. Distributions would generally be taxable to non-corporate Members as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate U.S. Members would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Member’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

Taxation of U.S. Members

Whether an investment in our Units is appropriate for a U.S. Member will depend upon that person’s particular circumstances. An investment in our Units by a U.S. Member may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in our Units by taxable U.S. Members and not by U.S. Members that are generally exempt from U.S. federal income taxation. U.S. Members should consult their own tax advisors before investing in our Units.

Nature of the Fund’s Investments

The character of the Fund’s distributive share of items of income, gain and loss derived through Investment Vehicles that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Vehicles. Certain of the investment strategies of the Fund and the Investment Vehicles may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

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Dividends on our Units

Dividends by us generally are taxable to U.S. Members as ordinary income or long-term capital gain. Dividends of our investment company taxable income (which is, generally, our net income excluding net capital gain) will be taxable as ordinary income to U.S. Members to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Dividends of our net capital gain (which is generally the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as “capital gain dividends” will be taxable to a U.S. Member as long-term capital gain in the case of non-corporate U.S. Members. This is true regardless of the U.S. Member’s holding period for their Units and regardless of whether the dividend is paid in cash or reinvested in additional Units. Dividends in excess of our earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such U.S. Member’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. Member. We may make dividends in excess of our earnings and profits. As a result, a U.S. Member will need to consider the effect of our dividends on such U.S. Member’s adjusted tax basis in our Units in their individual circumstances.

A portion of our ordinary income dividends, but not those reported as capital gain dividends, paid to corporate U.S. Members may, if certain conditions are met, qualify for the 50% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. Member may also be required to reduce its basis in its Units with respect to certain “extraordinary dividends” as defined in Section 1059 of the Code. Corporate U.S. Members should consult their own tax advisors in determining the application of these rules in their particular circumstances.

In general, “qualified dividend income” recognized by non-corporate U.S. Members is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to U.S. and certain foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, our dividends paid to non-corporate U.S. Members attributable to qualified dividend income may be treated by such U.S. Members as qualified dividend income, but only to the extent such dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

Although we currently intend to distribute any of our net capital gain at least annually (which would be automatically reinvested unless a Member opts out of the dividend reinvestment option), we may in the future decide to retain some or all of our net capital gain, but treat the retained amount as a “deemed distribution” for tax purposes. In that case, among other consequences, we will pay tax on the retained amount, each U.S. Member will be required to include their share of the retained amount in income as if it had been actually distributed to the U.S. Member, and the U.S. Member will be entitled to claim a credit equal to their allocable share of the tax paid thereon by us. The amount of the retained amount net of such tax will be added to the U.S. Member’s tax basis for their Units. The Fund will report, within 60 days of the end of its tax year, on Form 2349, Notice to Member of Undistributed Long-Term Capital Gains, to each U.S. Member such Member’s allocable share of our undistributed long-term capital gains, the Member’s allocable share of the taxes paid by the Fund on such gains, and the effect on such Member’s adjusted tax basis in his, her, or its Units.

Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. Members will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Member’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds the U.S. Member’s liability for U.S. federal income tax. A U.S. Member that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to treat amounts as distributed for tax purposes, we must provide a written statement to our U.S. Members reporting the retained amount after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution”.

We will be subject to the alternative minimum tax, also referred to as the “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. Members and this may affect U.S. Members’ AMT liabilities. We expect such items will generally be apportioned in the same proportion that distributions paid to each U.S. Member bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

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For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Member will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to U.S. Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Members on December 31 of the year in which the distribution was declared.

For U.S. federal income tax purposes, all distributions are generally taxable whether a Member takes them in cash or they are reinvested pursuant to the reinvestment policy in additional Units of the Fund. The automatic reinvestment of distributions pursuant to the reinvestment policy does not relieve a participant of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions and does not provide a participant a correlating distribution of cash to pay such tax.

If a U.S. Member purchases Units shortly before the record date of a distribution, the price of the Units will include the value of the distribution and the U.S. Member will be subject to tax on the distribution even though it represents a return of their investment.

Repurchase or other Disposition of our Units

A U.S. Member generally would recognize taxable gain or loss if the U.S. Member redeems or otherwise disposes of their Units. The amount of gain or loss will be measured by the difference between such U.S. Member’s adjusted tax basis in the Units sold and the amount of the proceeds received in exchange. Any gain arising from such repurchase or disposition generally will be treated as long-term capital gain or loss if the U.S. Member has held his, her or its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the repurchase or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if substantially identical Units are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Net Capital Gains and Losses

In general, non-corporate U.S. Members are subject to a preferential U.S. federal income tax rate (depending on such U.S. Members’ amount of taxable income) on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our Units). Non-corporate U.S. Members’ ability to utilize net capital losses (i.e., capital loss in excess of capital gain) is generally subject to significant limitations.

Non-corporate U.S. Members generally will be subject to a 3.8% Medicare tax on their “net investment income,” which ordinarily includes taxable distributions or retained amounts treated as distributions on Units, as well as taxable gain on the disposition of Units. It is also very likely that “net investment income” would include, for this purpose any taxable income or gain on any other securities we may offer.

Corporate U.S. Members currently are subject to a flat U.S. federal income tax rate which applies to both their net capital gain and their ordinary income. Corporate U.S. Members’ ability to utilize net capital losses (i.e., capital loss in excess of capital gain) is generally subject to significant limitations.

Information Reporting and Backup Withholding

We will send to each of our U.S. Members, after the end of each calendar year, a notice providing, on a per Unit and per distribution basis, the amounts includible in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Member’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 24%, from all taxable distributions to any non-corporate U.S. Member (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such U.S. Member is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such U.S. Member has failed to properly report certain interest and dividend income

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to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. Member’s U.S. federal income tax liability and may entitle such U.S. Member to a refund, provided that proper information is timely provided to the IRS.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% U.S. withholding tax on certain U.S. source payments, including interest, dividends, other fixed or determinable annual or periodical gain, profits, and income, and on the gross proceeds from a disposition of property of a type which can produce U.S. source interest or dividends (“Withholdable Payments”), if paid to a foreign financial institution (including amounts paid to a foreign financial institution on behalf of a stockholder), unless such institution enters into an agreement with the Treasury to collect and provide to the Treasury certain information regarding U.S. financial account holders, including certain account holders that are foreign entities with U.S. owners, with such institution or otherwise complies with FATCA. FATCA also generally imposes a withholding tax of 30% on Withholdable Payments made to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes.

Under proposed regulations (the preamble to which specifies that taxpayers are permitted to rely on them pending finalization), no withholding will apply on payments of gross proceeds. If we (or an applicable withholding agent) determine withholding under FATCA is appropriate, we (or such agent) will withhold tax at the applicable statutory rate, without being required to pay any additional amounts in respect of such withholding. Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Investors are urged to consult with their tax advisors regarding the effect, if any, of FATCA to them based on their particular circumstances.

Information Reporting of Substantial Losses

Under U.S. Treasury regulations, if a U.S. Member recognizes a loss with respect to Units of $2 million or more for a non-corporate U.S. Member or $10 million or more for a corporate U.S. Member in any single taxable year (or a greater loss over a combination of years), the U.S, Member must file with the IRS a disclosure statement on Form 8886. Direct U.S. holders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders or members of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders or members of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Members should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s Units is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Unit will be offered at NAV next calculated after receipt of the purchase in good order. During the continuous offering, the price of the Units will increase or decrease on a weekly basis according to the NAV of the Units. In computing NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Managers. The Board of Managers has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Managers has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Managers, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Managers (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee shall monitor (i) the material aspects of the Fund’s valuation procedures as adopted by the Board

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of Managers and revised from time to time, and (ii) the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.

Pursuant to valuation policies and procedures adopted by the Board of Managers, the Investment Adviser is responsible for determining and documenting (1) whether market quotations are readily available for portfolio securities of the Fund; (2) the fair value of portfolio securities for which market quotations are not readily available; (3) the fair value of any other assets or liabilities considered in the determination of the NAV. Depending on the portfolio security being valued, the Investment Adviser is responsible for maintaining records for each investment, reflecting various significant positive or negative events in the fundamental financial and market information relating to each investment that support or affect the fair value of the investment. The Investment Adviser will provide the Board of Managers and the Valuation Committee with periodic reports that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. On a quarterly basis, the Board of Managers will review and, if necessary, ratify or revise any fair value determinations made by the Investment Adviser in accordance with the Fund’s valuation procedures.

Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Investment Adviser may consider several factors, including the implied valuation of the asset as reflected by stock purchase contracts reported on alternative trading systems, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, the price of such security in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, the per share or unit price of the security to be valued in recent verifiable transactions, including private secondary transactions, and the recommendation of the Fund’s portfolio managers. The Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied written procedures established by the Board of Managers and in accordance with GAAP. Under GAAP, the valuation of investment holdings is governed by Financial Accounting Standards Board Accounting Standards Code, Section 820 “Fair Value Measurement” (“ASC 820”).

Fair value prices are necessarily subjective in nature, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

INVESTMENT BY EMPLOYEE BENEFIT PLANS

General

The following section sets forth certain consequences which should be considered by a fiduciary before acquiring Units on behalf of (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibility provisions of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Code, or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such plans (each such fiduciary is referred to herein as a “Plan Fiduciary”, and such plans or entities, “Plans”). The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code which are likely to be raised by the Plan Fiduciary’s own counsel.

In general, the terms “employee benefit plan” as defined in ERISA and “plan” as defined in Section 4975 of the Code together refer to any plan or account of various types which provides retirement benefits or welfare benefits to an individual or to an employer’s employees and their beneficiaries. Such plans and accounts include, but are not limited to, corporate pension and profit-sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts described in Section 408 of the Code and medical benefit plans.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the Plans investing in the Fund for the purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any Plan that becomes a Member of the Fund, solely as a result of the Plan’s investment in the Fund.

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ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to a Plan, including prudence, diversification, prohibited transaction, and other standards. In determining whether to invest assets of a Plan in the Fund, a Plan Fiduciary must give appropriate consideration to the facts and circumstances that are relevant to an investment in the Fund, including the role an investment in the Fund plays in the Plan’s investment portfolio. Each Plan Fiduciary, before deciding to invest in the Fund, must be satisfied that investment in the Fund is a prudent investment for the Plan, that the investments of the Plan, including the investment in the Fund, are diversified so as to minimize the risks of large losses and that an investment in the Fund complies with the documents of the Plan and any related trust.

Each Plan Fiduciary considering acquiring Units must consult its own legal and tax advisors before doing so.

Prohibited Transactions

Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plans, unless an exemption is available. A party in interest or disqualified person who engages in a prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, a Plan Fiduciary who permits a Plan to engage in a transaction that the Plan Fiduciary knows or should know is a prohibited transaction may be liable to the Plan for any loss the Plan incurs as a result of the transaction or for any profits earned by the fiduciary in the transaction.

In general, Units may not be purchased with the assets of a Plan if the Investment Adviser, any member of the Board of Managers, the Distributor, any Financial Intermediary, any of their respective affiliates, or any of their respective agents or employees (collectively, the “Fund Affiliates”) either: (a) has investment discretion with respect to the investment of such plan assets; (b) has authority or responsibility to give or regularly gives investment advice with respect to such plan assets, for a fee, and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such plan assets and that such advice will be based on the particular investment needs of the Plan; or (c) is an employer maintaining or contributing to such Plan. A party that is described in clause (a) or (b) of the preceding sentence is a fiduciary under ERISA and the Code with respect to the Plan, and any such purchase might result in a prohibited transaction under ERISA and the Code, as described above. There are certain exemptions from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may be applicable, depending in part on the type of Plan Fiduciary making the decision to acquire Units and the circumstances under which that decision is made.

A Plan and Plan Fiduciary considering investing in the Fund should consult with its legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or whether the investment is entitled to an exemption. A Plan Fiduciary will be required to represent that the decision to invest in the Fund was made by them as a fiduciary duly authorized to make such investment decisions, that the decision was made independent of all of the Fund Affiliates, and that the Plan Fiduciary has not relied on any individualized advice or recommendation of a Fund Affiliate as a primary basis for the decision to invest in the Fund.

Except as otherwise set forth, the foregoing statements regarding the consequences under ERISA and the Code of an investment in the Fund are based on the provisions of the Code and ERISA as currently in effect, and the existing administrative and judicial interpretations thereunder. No assurance can be given that administrative, judicial or legislative changes will not occur that may make the foregoing statements incorrect or incomplete.

Offering of Units to Plans is in no respect a representation by the Investment Adviser or any other party related to the Fund that this investment meets the relevant legal requirements with respect to investments by any particular Plan or that this investment is appropriate for any particular Plan. The person with investment discretion should consult with his or her attorney and financial advisers as to the propriety of an investment in the Fund in light of the circumstances of the particular Plan.

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund as well as reports to Members may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which the investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

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The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

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CALCULATION OF FEES

If, consistent with the Fund’s then-current registration statement, the determination of NAV is suspended or NAV is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s NAV, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

PROXY VOTING POLICIES AND PROCEDURES

The Fund may invest in securities issued by Portfolio Investments. As such, it is expected that proxies and consent requests received by the Fund will deal with matters related to the operative terms and business details of such Portfolio Investments.

To the extent that the Fund receives notices or proxies from Portfolio Investments, the Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the oversight of the Board of Managers. The Investment Adviser will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with the Investment Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)      The Investment Adviser will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)       election of directors (where there are no related corporate governance issues);

(B)       selection or reappointment of auditors (where there is no compelling evidence of a lack of independence, accounting irregularities or negligence); or

(C)       increasing authorized common stock.

(ii)      The Investment Adviser will generally vote against proposals that:

(A)       make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)       introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of the Investment Adviser).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), the Investment Adviser shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interests of the Fund. In doing so, the Investment Adviser will evaluate a number of factors which may include (but are not limited to): (i) the performance or financial condition of the Portfolio Investment in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry. In the event of a conflict between the best interests of the Members and the best interests of the Investment Adviser, the Fund will engage an independent third party to evaluate the proposal in question, and to make a recommendation to the Investment Adviser as to how it should vote on such proposal.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at (833) 729-0934; and (2) on the SEC’s website at http://www.sec.gov or the Fund’s website (http://www.[___].com). In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling toll-free at (833) 729-0934 and will be sent within three business days of receipt of a request.

VOTING

Each Member will have the right to cast a number of votes based on the number of Units held by such Member at any meeting of Members called by (i) the Board of Managers or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which Members of a RIC organized as a corporation would be entitled to vote, including selection of Managers. Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal holder is any person who owns (either of record or beneficially) 5% or more of the outstanding equity securities of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to an equityholder vote. As of July 19, 2021, SAX Capital LLC was the sole member of record of the Fund. The number of Units owned by the Managers and officers of the Fund as a group is less than one percent of the outstanding Units.

FINANCIAL STATEMENTS *

*To be added by amendment.

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)      Financial Statements:

The Financial Statements of the Registrant, dated as of [____], are included in the Prospectus.*

*To be completed by amendment.

25(2)	Exhibits

	(a)(1)	Certificate of Formation.†

	(a)(2)	Limited Liability Company Agreement.**

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	Incorporated by reference to Exhibits (a)(2) above.

	(f)	Not Applicable.

	(g)	Investment Advisory Agreement between the Registrant and SAX Capital LLC. **

	(h)(1)	Distribution Agreement between the Registrant and [____].**

	(h)(2)	Distribution Services Agreement between SAX Capital, LLC and [____].**

	(i)	Not Applicable.

	(j)	Custody Agreement between the Registrant and [___].**

	(k)(1)	Administration and Fund Accounting Agreement between the Registrant and [___].**

	(k)(2)	Transfer Agency Agreement between the Registrant and [___].**

	(k)(3)	Expense Limitation Agreement between the Registrant and SAX Capital LLC.**

	(k)(4)	Member Services Plan. **

	(k)(5)	Fund CCO Agreement between the Registrant and [___].**

	(k)(6)	Indemnification Agreement between the Registrant and each Manager. **

	(l)	Opinion and Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. **

	(m)	Not Applicable.

	(n)	Consent of [__], independent registered public accounting firm for the Registrant. **

	(o)	Not Applicable.

	(p)	Subscription Agreement between the Registrant and SAX Capital LLC. **

	(q)	Not applicable.

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(r)(1)	Code of Ethics of the Fund. **

(r)(2)	Code of Ethics of the Investment Adviser. **

(r)(3)	[Code of Ethics of [___].]**

† Previously filed.

** To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates
Registration Fees		$54,550.00
Audit Fees*	$	[___]
Legal Fees and Expenses*	$	[___]
Blue Sky Fees*	$	[___]
Printing Fees*	$	[___]
Miscellaneous Fees*	$	[___]
Total	$	[___]

* To be completed by amendment

Item 28. Persons Controlled By or Under Common Control

Not Applicable.

Item 29. Number of Holders of Securities*

The following table sets forth the approximate number of record holders of the Registrant’s securities as of _____, 2021.

Title of Class	Number of Record Holders
Units of Limited Liability Company Interests

* To be completed by amendment.

Item 30. Indemnification

* To be completed by amendment.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, SAX Capital LLC (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for their own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in the Registrant’s Prospectus and Statement of Additional Information in the sections entitled “Management of the Fund”, and is included in the Investment Adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. [ ]).

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)       the Registrant, AL Venture Fund LLC, 1140 3rd Street NE, 2nd Floor, Washington, DC 20002;

(2)       the Transfer Agent, [___], [___];

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(3)       the Custodian, [___]; and

(4)       the Investment Adviser, SAX Capital LLC, 1140 3rd Street NE, 2nd Floor, Washington, DC 20002.

Item 33. Management Services

Except as described under “The Investment Adviser” and “The Fund Administrator” in this Registration Statement, the Fund is not party to any management service related contract.

Item 34. Undertakings

(1)       The Registrant undertakes to suspend the offering of Units until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)       Not applicable.

(3)       The Registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 Act (the “1933 Act”);

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

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(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants; and

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)       Not applicable.

(5)        Not applicable.

(6)        Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on July 19, 2021.

AL Venture Fund LLC

By:	/s/ Steven Greenberg
Name:	Steven Greenberg
Title:	President and Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacity and on the date indicated.

/s/ Steven Greenberg	President and Manager	July 19, 2021
Name: Steven Greenberg

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